EXHIBIT 99.1

SECOND QUARTER 2005

Supplemental Operating and Financial Data

This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Company. Any offers to sell or solicitations of the Company shall be made by means of a prospectus. The information in this Supplemental Package must be read in conjunction with, and is modified in its entirety by, the Quarterly Report on Form 10-Q (the “10-Q”) filed by the Company for the same period with the Securities and Exchange Commission (the “SEC”) and all of the Company’s other public filings with the SEC (the “Public Filings”). In particular, the financial information contained herein is subject to and qualified by reference to the financial statements contained in the 10-Q, the footnotes thereto and the limitations set forth therein. Investors may not rely on the Supplemental Package without reference to the 10-Q and the Public Filings. Any investors’ receipt of, or access to, the information contained herein is subject to this qualification.

INDEX

PAGE(S)
I. COMPANY BACKGROUND
• About the Company/Other Corporate Data	5
• Board of Directors/Executive Officers	6
• Equity Research Coverage/Company Contact Information	7

II. FINANCIAL HIGHLIGHTS
• Quarterly Summary/Acquisitions/Property Sales/Financing Activity	9
• Dividends/Leasing Information	10
• Information About FFO	11
• Key Financial Data	12
• Same-Store Results and Analysis	13
• Unconsolidated Joint Ventures Summary	14-17
• Select Financial Ratios	18
• Debt Analysis:
• Debt Breakdown/Future Repayments	19
• Debt Maturities	20
• Debt Detail	21

III. FINANCIAL INFORMATION
• Consolidated Statements of Operations	23
• Consolidated Balance Sheets	24
• Consolidated Statement of Changes in Stockholders’ Equity	25
• Statements of Funds from Operations	26
• Statements of Funds from Operations Per Diluted Share	27
• Reconciliation of Basic-to-Diluted Shares/Units	28

IV. VALUE CREATION PIPELINE
• Operating Property Acquisitions	30
• Summary of Land Parcels	31
• Rental Property Sales/Rental Property Held for Sale	32

V. PORTFOLIO/ LEASING STATISTICS
• Leasing Statistics	34-39
• Market Diversification (MSA’s)	40
• Industry Diversification (Top 30 Tenant Industries)	41
• Consolidated Portfolio Analyses:
Breakdown by:
(a) Number of Properties	42
(b) Square Footage	43
(c) Base Rental Revenue	44
(d) Percentage Leased	45
• Consolidated Property Listing (by Property Type)	46-55
• Significant Tenants (Top 50 Tenants)	56-57
• Schedules of Lease Expirations (by Property Type)	58-63

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

The Company considers portions of this information to be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of such act. Such forward-looking statements relate to, without limitation, our future economic performance, plans and objectives for future operations and projections of revenue and other financial items. Forward-looking statements can be identified by the use of words such as “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “continue” or comparable terminology. Forward-looking statements are inherently subject to risks and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, the Company can give no assurance that such expectations will be achieved. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements.

Among the factors about which the Company has made assumptions are:

•	changes in the general economic climate; conditions, including those affecting industries in which the Company’s principal tenants compete;

•	any failure of the general economy to recover from the current economic downturn;

•	the extent of any tenant bankruptcies or of any early lease terminations;

•	the Company’s ability to lease or re-lease space at current or anticipated rents;

•	changes in the supply of and demand for office, office/flex and industrial/warehouse properties;

•	changes in interest rate levels;

•	changes in operating costs;

•	the Company’s ability to obtain adequate insurance, including coverage for terrorist acts;

•	the availability of financing;

•	changes in governmental regulation, tax rates and similar matters; and

•

other risks associated with the development and acquisition of properties, including risks that the development may not be completed on schedule, that the tenants will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated.

For further information on factors which could impact us and the statements contained herein, you are advised to consider the “Risk Factors” contained in the Company’s Annual Report on Form 10-K, which are incorporated herein by reference. The Company assumes no obligation to update and supplement forward-looking statements that become untrue because of subsequent events.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

I.	COMPANY BACKGROUND

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

I. COMPANY BACKGROUND

About the Company

Mack-Cali Realty Corporation (NYSE: CLI) is one of the largest real estate investment trusts (REITs) in the United States with a total market capitalization of $5.4 billion at June 30, 2005. Mack-Cali has been involved in all aspects of commercial real estate development, management and ownership for over 50 years and has been a publicly-traded REIT since 1994. Mack-Cali owns or has interests in 267 properties, primarily class A office and office/flex buildings, totaling approximately 29.9 million square feet, serving as home to approximately 2,100 tenants. The properties are located primarily in suburban markets of the Northeast, many with adjacent, Company-controlled developable land sites able to accommodate up to 8.5 million square feet of additional commercial space.

History

Established over 50 years ago, in 1994 the New Jersey-based firm, Cali Realty, became a publicly-traded company listed on the New York Stock Exchange under the ticker symbol CLI. Through combinations with some of the top companies in the real estate industry—most notably New Jersey-based Mack Company and Westchester, New York-based Robert Martin Company—Mack-Cali has become one of the leading real estate companies in the country.

Strategy

Mack-Cali’s strategy is to be a significant real estate owner and operator in its core, high-barriers-to-entry markets, primarily in the Northeast.

Summary

(as of June 30, 2005)

Corporate Headquarters	Cranford, New Jersey
Fiscal Year-End	12/31
Total Properties	267
Total Square Feet	29.9 million square feet
Geographic Diversity	Seven states and the District of Columbia
New Jersey Presence	19.0 million square feet
Northeast Presence	27.6 million square feet
Common Shares and
Units Outstanding	75.5 million
Dividend-- Quarter/Annualized	$0.63/$2.52
Dividend Yield	5.6%
Total Market Capitalization	$5.4 billion
Senior Debt Rating	BBB (S&P and Fitch);
Baa2 (Moody’s)

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

Board of Directors

William L. Mack, Chairman of the Board
Martin S. Berger	David S. Mack
Alan S. Bernikow	Alan G. Philibosian
John R. Cali	Irvin D. Reid
Nathan Gantcher	Vincent Tese
Mitchell E. Hersh	Roy J. Zuckerberg

Executive Officers

Mitchell E. Hersh, President and Chief Executive Officer

Barry Lefkowitz, Executive Vice President and Chief Financial Officer

Roger W. Thomas, Executive Vice President, General Counsel and Secretary

Michael A. Grossman, Executive Vice President

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

Equity Research Coverage

Banc of America Securities, LLC John P. Kim / Ross Nussbaum (212) 847-5761 / (212) 847-5668	Morgan Stanley Dean Witter Gregory Whyte (212) 761-6331
Bear, Stearns & Co., Inc. Ross Smotrich (212) 272-8046	Prudential Equity Group James Sullivan (212) 778-2515
Deutsche Bank-North America Louis Taylor / Christopher A. Capolongo (212) 250-4912 / (212) 250-7726	Ryan Beck & Co Sheila K. McGrath (973) 549-4084
Goldman Sachs Carey Callaghan (212) 902-4351	Smith Barney Citigroup Jonathan Litt (212) 816-0231
Green Street Advisors Jim Sullivan / Michael Knott (949) 640-8780	Wachovia Securities Christopher Haley (443) 263-6773
Lehman Brothers David Harris / David Shulman (212) 526-1790 / (212) 526-3413

Company Contact Information

Mack-Cali Realty Corporation
Investor Relations Department
11 Commerce Drive
Cranford, New Jersey 07016-3599
Phone: (908) 272-8000	Web: www.mack-cali.com
Fax: (908) 272-6755	E-mail: investorrelations@mack-cali.com

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

II. FINANCIAL HIGHLIGHTS

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

II. FINANCIAL HIGHLIGHTS

Quarterly Summary

The following is a summary of the Company’s recent activity:

Net income available to common shareholders for the second quarter 2005 equaled $36.0 million, or $0.58 per share, versus $15.8 million, or $0.26 per share, for the same quarter last year. For the six months ended June 30, 2005, net income available to common shareholders equaled $58.5 million, or $0.95 per share, versus $42.1 million, or $0.69 per share, for the same period last year.

Funds from operations (FFO) available to common shareholders for the quarter ended June 30, 2005 amounted to $71.4 million, or $0.94 per share, versus $67.6 million, or $0.90 per share, for the quarter ended June 30, 2004. For the six months ended June 30, 2005, FFO available to common shareholders amounted to $138.5 million, or $1.83 per share, versus $132.5 million, or $1.77 per share, for the same period last year.

Total revenues for the second quarter 2005 increased 15.1 percent to $163.5 million as compared to $142.0 million for the same quarter last year. For the six months ended June 30, 2005, total revenues amounted to $316.9 million, an increase of 12.5 percent over total revenues of $281.8 million for the same period last year.

All per share amounts presented above are on a diluted basis.

The Company had 61,704,554 shares of common stock, 10,000 shares of 8 percent cumulative redeemable perpetual preferred stock ($25,000 liquidation value per share), and 13,829,254 common operating partnership units outstanding as of June 30, 2005.

The Company had a total of 75,533,808 shares/common units outstanding at June 30, 2005.

As of June 30, 2005, the Company had total indebtedness of approximately $2.0 billion, with a weighted average annual interest rate of 6.14 percent. The Company had a total market capitalization of $5.4 billion and a debt-to-undepreciated assets ratio of 41.1 percent at June 30, 2005. The Company had an interest coverage ratio of 3.4 times for the quarter ended June 30, 2005.

Acquisitions

Recently, in July, the Company acquired Monmouth Executive Center, a four building, 236,338 square-foot class A office complex in Freehold, New Jersey for a purchase price of $32,775,000. The complex is 75.8 percent leased to 15 tenants. The buildings are located at 100 Willowbrook Road and 2, 3 and 4 Paragon Way.

Property Sales

In May, the Company sold 201 Willowbrook Boulevard, a 178,329 square-foot office building in Wayne, New Jersey. The building was sold for $18,265,000. In conjunction with the sale, the Company provided a $12 million, 5.74 percent purchase money mortgage with an initial term of five years.

In June, the Company sold two office properties totaling 292,849 square feet in Long Island, New York for $72.5 million. The properties sold were 600 Community Drive in North Hills, a six-story, 237,274 square-foot class A building, and 111 East Shore Road in Manhassett, a four-story, 55,575 square-foot class A office building.

Financing Activity

In April, the Company’s operating partnership, Mack-Cali Realty, L.P., completed the sale of $150 million of five-year senior unsecured notes. The 5.05 percent notes are due April 15, 2010. The proceeds from the issuance of $148.8 million were used to repay outstanding borrowings under the Company’s unsecured credit facility.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

Dividends

In June, the Company’s Board of Directors declared a cash dividend of $0.63 per common share (indicating an annual rate of $2.52 per common share) for the second quarter 2005, which was paid on July 18, 2005 to shareholders of record as of July 6, 2005.

The Board also declared a cash dividend on its 8 percent Series C cumulative redeemable perpetual preferred stock ($25 liquidation value per depositary share, each representing 1/100th of a share of preferred stock) equal to $0.50 per depositary share for the period April 15, 2005 through July 14, 2005. The dividend was paid on July 15, 2005 to shareholders of record as of July 6, 2005.

Leasing Information

Mack-Cali’s consolidated in-service portfolio was 90 percent leased at June 30, 2005, compared to 91.1 percent leased at March 31, 2005.

For the quarter ended June 30, 2005, the Company executed 184 leases totaling 1,608,652 square feet, consisting of 1,300,999 square feet of office space and 307,653 square feet of office/flex space. Of these totals, 626,459 square feet were for new leases and 982,193 square feet were for lease renewals and other tenant retention transactions.

Highlights of the quarter’s leasing transactions include:

-	New Cingular Wireless PCS, LLC, a subsidiary of Cingular Wireless, signed three lease transactions totaling 456,190 square feet:

-	A six-year and nine-month renewal for the entire 259,823 square-foot office building at 15 E. Midland Avenue in Paramus, New Jersey;
-	A six-year and nine-month renewal for 123,982 square feet at 140 E. Ridgewood Avenue in Paramus, New Jersey. The 239,680 square-foot office building is 100 percent leased; and
-	A new, eight-year and seven-month lease for 72,385 square feet at 5 Wood Hollow Road in Parsippany, New Jersey. The 317,040 square-foot office building is 100 percent leased.

-	The U.S. General Services Administration (GSA) leased 114,286 square feet at 1400 L Street in Washington, D.C. for 10 years. The 159,000 square foot office building is 91.3 percent leased.

-

Casio, Inc., the U.S. subsidiary of Casio Computer, renewed its lease for 96,000 square feet at Mack-Cali Airport, located at 200 Riser Road in Little Ferry, New Jersey, for five years. The 286,628 square-foot office building is 95.4 percent leased.

-

SBC Services Inc., a subsidiary of SBC Communications Inc., signed a new lease for 63,278 square feet for 10 years and six months at 795 Folsom Street in San Francisco, California. The 183,445 square foot office building is 85.3 percent leased.

-

Bisys-RK Alternative Investment Services, Inc., a hedge fund services provider, signed a new, seven-year and six month lease for 60,821 square feet at 105 Eisenhower Parkway in Roseland, New Jersey. The 220,000 square-foot office building is 80.6 percent leased.

-

Moody’s Investors Service, a subsidiary of Moody’s Investor Corporation, expanded its presence in Harborside Financial Center Plaza 5, leasing an additional 36,193 square feet for five years. Harborside Plaza 5 is a 977,225 square-foot office building in Jersey City, New Jersey, which is 91.3 percent leased.

-	Evening Out, Inc., a dinner theatre operator, renewed its lease for the entire 32,720 square-foot office/flex building at 75 Clearbrook Road in Elmsford, New York for seven years.

-

Morgan Stanley D.W. Inc., a global financial services firm, signed a transaction totaling 23,343 square feet at Mack-Cali Short Hills in Short Hills, New Jersey. The transaction represented a five-year and four-month renewal of 18,539 square feet and a 4,804 square-foot expansion for five years. Mack-Cali Short Hills, located at 150 JFK Parkway, is a 247,476 square-foot office building, which is 97.5 percent leased.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

Information About FFO

Funds from operations (“FFO”) is defined as net income (loss) before minority interest of unitholders, computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from extraordinary items and sales of depreciable rental property (which the Company believes includes unrealized losses on properties held for sale), plus real estate-related depreciation and amortization. The Company believes that FFO per share is helpful to investors as one of several measures of the performance of an equity REIT. The Company further believes that by excluding the effect of depreciation and gains (or losses) from sales of properties (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO per share can facilitate comparison of operating performance between equity REITs. FFO per share should not be considered as an alternative to net income per share as an indication of the Company’s performance or to cash flows as a measure of liquidity. FFO per share presented herein is not necessarily comparable to FFO per share presented by other real estate companies due to the fact that not all real estate companies use the same definition. However, the Company’s FFO per share is comparable to the FFO per share of real estate companies that use the current definition of the National Association of Real Estate Investment Trusts (“NAREIT”). A reconciliation of net income per share to FFO per share is included in the financial tables on page 27.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

Key Financial Data

As of or for the three months ended

	6/30/05	3/31/05	12/31/04	9/30/04	6/30/04

Shares and Units:

Common Shares Outstanding	61,704,554	61,514,061	61,038,875	60,730,128	60,606,543

Common Units Outstanding (a)	13,829,254	13,862,853	13,821,872	13,984,785	13,994,173

Combined Shares and Units	75,533,808	75,376,914	74,860,747	74,714,913	74,600,716

Preferred Shares Outstanding	10,000	10,000	10,000	10,000	10,000

Weighted Average- Basic (b)	75,239,463	68,806,982	68,386,099	68,280,284	68,177,358

Weighted Average- Diluted (c)	75,648,643	75,478,219	75,248,216	75,046,302	74,825,319

Common Share Price ($’s):

At the end of the period	45.30	42.35	46.03	44.30	41.38

High during period	46.99	45.97	47.01	46.08	45.31

Low during period	41.00	41.53	42.44	39.70	34.16

Market Capitalization:

($’s in thousands, except ratios)

Market Value of Equity (d)	3,446,681	3,217,212	3,481,943	3,334,871	3,111,978

Total Debt	1,966,269	2,048,936	1,702,300	1,695,742	1,694,500

Total Market Capitalization	5,412,950	5,266,148	5,184,243	5,030,613	4,806,478

Total Debt/ Total Market Capitalization	36.33%	38.91%	32.84%	33.71%	35.25%

Financials:

($’s in thousands, except ratios and per share amounts)

Total Assets	4,121,216	4,193,212	3,850,165	3,810,106	3,820,851

Gross Book Value of Real Estate Assets	4,417,443	4,484,353	4,181,641	4,048,101	4,094,340

Total Liabilities	2,162,102	2,236,272	1,877,096	1,844,952	1,848,902

Total Minority Interests	415,623	417,069	427,958	422,053	423,566

Total Stockholders’ Equity	1,543,491	1,539,871	1,545,111	1,543,101	1,548,383

Total Revenues	163,466	153,449	149,451	148,010	142,032

Capitalized Interest	1,385	1,237	1,107	969	930

Scheduled Principal Payments	4,902	5,442	5,068	6,907	2,626

Interest Coverage Ratio	3.35	3.36	3.54	3.55	3.53

Fixed Charge Coverage Ratio	2.77	2.41	2.53	2.44	2.72

Net Income	36,540	22,943	30,762	28,617	16,253

Net Income Available to Common Shareholders	36,040	22,443	30,262	28,117	15,753

Earnings per Share—diluted	0.58	0.36	0.49	0.46	0.26

FFO per Share—diluted (e)	0.94	0.89	0.90	0.93	0.90

Dividends Declared per Share	0.63	0.63	0.63	0.63	0.63

FFO Payout Ratio—diluted (e)	66.71%	70.89%	69.81%	67.83%	69.78%

Portfolio Size:

Properties	267	270	273	268	270

Total Square Footage	29,929,764	30,400,942	29,579,127	29,583,133	30,048,257

Sq. Ft. Leased at End of Period (f)	90.0%	91.1%	91.2%	92.9%	92.2%

(a)	Includes any outstanding preferred units presented on a converted basis into common units.
(b)	Calculated based on weighted average common shares outstanding, assuming redemption of operating partnership common units into common shares.
(c)	Calculated based on shares and units included in basic per share/unit computation, plus dilutive Common Stock Equivalents (i.e. convertible preferred units, options and warrants).

(d)	Includes any outstanding preferred units presented on a converted basis into common units and minority interests in partially-owned properties.
(e)	Funds from Operations (“FFO”) is calculated in accordance with the definition of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO” on page 11.
(f)

Reflects square feet leased at the Company’s consolidated in-service portfolio, excluding in-service development properties in lease up (if any). Excluded from percentage leased at December 31, 2004, September 30, 2004 and June 30, 2004 is a non-strategic, non-core 318,224 square-foot property acquired through a deed in lieu of foreclosure, which was 12.7, 68.9 and 71.1 percent leased at December 31, 2004, September 30, 2004 and June 30, 2004, respectively and sold on February 4, 2005.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

Same Store Results and Analysis

(dollars in thousands)

	For the three months ended June 30,			%
	2005	2004	Change	Change

Total Property Revenues	$140,060	$137,688	$ 2,372	1.7

Real Estate Taxes	17,407	16,357	1,050	6.4

Utilities	11,223	9,587	1,636	17.1

Operating Services	18,520	17,595	925	5.3

Total Property Expenses:	47,150	43,539	3,611	8.3

GAAP Net Operating Income	92,910	94,149	(1,239)	(1.3)

Less: straight-lining of rents adj.	1,827	2,377	(550)	(23.1)

Net Operating Income	$ 91,083	$ 91,772	$ (689)	(0.8)

Percentage Leased at Period End	92.9%	92.3%

Total Properties:	248

Total Square Footage:	25,386,049

	For the six months ended June 30,			%
	2005	2004	Change	Change

Total Property Revenues	$280,466	$275,122	$ 5,344	1.9

Real Estate Taxes	34,892	32,671	2,221	6.8

Utilities	22,728	20,661	2,067	10.0

Operating Services	37,924	34,664	3,260	9.4

Total Property Expenses:	95,544	87,996	7,548	8.6

GAAP Net Operating Income	184,922	187,126	(2,204)	(1.2)

Less: straight-lining of rents adj.	3,880	5,042	(1,162)	(23.1)

Net Operating Income	$181,042	$182,084	$ (1,042)	(0.6)

Percentage Leased at Period End	92.9%	92.3%

Total Properties:	248

Total Square Footage:	25,386,049

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

Unconsolidated Joint Ventures Summary

Breakdown of Unconsolidated Joint Ventures

Joint Venture Name	Property	Number of Buildings	Location	Percent Leased	Square Feet	Company’s Effective Ownership %

Office Properties:

G&G Martco	Convention Plaza	1	San Francisco, CA	92.6%	305,618	50.0%

Office/Flex Properties:

Ramland Realty Associates, L.L.C.	One Ramland Road	1	Orangeburg, NY	65.9%	232,000	50.0%

Mixed-Use:

Meadowlands Mills/Mack-Cali, LP	Meadowlands Xanadu (a)	n/a	East Rutherford, NJ	n/a	n/a	20.0%

Hotel:

Harborside South Pier	Hyatt Regency Jersey City on the Hudson	1	Jersey City, NJ	n/a	350 rooms	50.0%

Land:

Plaza VIII and IX Associates, L.L.C.	Vacant land/parking	--	Jersey City, NJ	n/a	n/a	50.0%

(a)

The venture is developing a family entertainment and recreation complex with an office and hotel component at the Meadowlands sports complex in East Rutherford, New Jersey (“Meadowlands Xanadu”). Meadowlands Xanadu’s approximately 4.76 million-square-foot complex is expected to feature a family entertainment destination comprising three themed zones: sports/recreation, children’s activities and fashion, in addition to four office buildings, aggregating approximately 1.8 million square feet, and a 520-room hotel.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

Unconsolidated Joint Venture Financial Information

The following is a summary of the financial position of the unconsolidated joint ventures in which the Company had investment interests as of June 30, 2005 and December 31, 2004:

	June 30, 2005

	Meadowlands Xanadu	HPMC	G&G Martco	Plaza VIII & IX Associates	Ramland Realty	Ashford Loop	Harborside South Pier	Combined Total

Assets:
Rental property, net	$ 255,308	--	$ 10,072	$ 12,320	$ 12,777	--	$ 76,903	$ 367,380
Other assets	205,568	--	5,484	1,482	1,518	--	12,526	226,578

Total assets	$ 460,876	--	$ 15,556	$ 13,802	$ 14,295	--	$ 89,429	$ 593,958

Liabilities and partners’/ members’ capital (deficit):
Mortgages, loans payable and other obligations	--	--	$ 45,501	--	$ 14,936	--	$ 63,023	$ 123,460
Other liabilities	$ 6,405	--	1,216	$ 1,362	333	--	3,677	12,993
Partners’/members’ capital (deficit)	454,471	--	(31,161)	12,440	(974)	--	22,729	457,505

Total liabilities and partners’/ members’ capital (deficit)	$ 460,876	--	$ 15,556	$ 13,802	$ 14,295	--	$ 89,429	$ 593,958

Company’s investment in unconsolidated
joint ventures, net	$ 33,633	--	$ 6,913	$ 6,141	--	--	$ 13,926	$ 60,613

	December 31, 2004

	Meadowlands Xanadu	HPMC	G&G Martco	Plaza VIII & IX Associates	Ramland Realty	Ashford Loop	Harborside South Pier	Combined Total

Assets:
Rental property, net	$ 235,254	--	$ 8,571	$ 12,629	$ 13,030	$ 11,256	$ 79,721	$ 360,461
Other assets	1,420	--	4,589	1,463	1,559	539	12,034	21,604

Total assets	$ 236,674	--	$ 13,160	$ 14,092	$ 14,589	$ 11,795	$ 91,755	$ 382,065

Liabilities and partners’/ member’s capital (deficit):
Mortgages, loans payable and other obligations	--	--	$ 43,236	--	$ 14,936	--	$ 66,191	$ 124,363
Other liabilities	$ 8,205	--	963	$ 1,376	334	$ 670	4,009	15,557
Partners’/members’ capital (deficit)	228,469	--	(31,039)	12,716	(681)	11,125	21,555	242,145

Total liabilities and partners’/ member’s capital (deficit)	$ 236,674	--	$ 13,160	$ 14,092	$ 14,589	$ 11,795	$ 91,755	$ 382,065

Company’s investment in unconsolidated
joint ventures, net	$ 17,359	--	$ 7,157	$ 6,279	--	$ 2,664	$ 13,284	$ 46,743

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

The following is a summary of the results of operations of the unconsolidated joint ventures for the period in which the Company had investment interests during the three months ended June 30, 2005 and 2004:

	Three Months Ended June 30, 2005

	Meadowlands Xanadu	HPMC	G&G Martco	Plaza VIII & IX Associates	Ramland Realty	Ashford Loop	Harborside South Pier	Minority Interest in Operating Partnership	Combined Total

Total revenues	--	--	$ 1,568	$ 52	$ 664	--	$ 9,158		$ 11,442
Operating and other expenses	--	--	(908)	(62)	(348)	--	(5,294)		(6,612)
Depreciation and amortization	--	--	(290)	(154)	(162)	--	(1,289)		(1,895)
Interest expense	--	--	(525)	--	(179)	--	(1,292)		(1,996)

Net income	--	--	$ (155)	$ (164)	$ (25)	--	$ 1,283		$ 939

Company’s equity in earnings (loss) of
unconsolidated joint ventures	--	--	$ (77)	$ (79)	--	--	$ 698	$ (100)	$ 442

	Three Months Ended June 30, 2004

	Meadowlands Xanadu	HPMC	G&G Martco	Plaza VIII & IX Associates	Ramland Realty	Ashford Loop	Harborside South Pier	Minority Interest in Operating Partnership	Combined Total

Total revenues	--	$ 4	$ 1,913	$ 16	$ 394	$ 809	$ 7,950		$ 11,086
Operating and other expenses	--	(87)	(865)	(14)	(322)	(817)	(4,950)		(7,055)
Depreciation and amortization	--	--	(260)	(154)	(153)	(242)	(1,646)		(2,455)
Interest expense	--	--	(287)	--	(106)	--	(515)		(908)

Net income	--	$ (83)	$ 501	$ (152)	$ (187)	$ (250)	$ 839		$ 668

Company’s equity in earnings (loss) of
unconsolidated joint ventures	--	$ 526	$ 250	$ (76)	--	$ (50)	$ 440	$ (125)	$ 965

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

The following is a summary of the results of operations of the unconsolidated joint ventures for the period in which the Company had investment interests during the six months ended June 30, 2005 and 2004:

	Six Months Ended June 30, 2005

	Meadowlands Xanadu	HPMC	G&G Martco	Plaza VIII & IX Associates	Ramland Realty	Ashford Loop	Harborside South Pier	Minority Interest in Operating Partnership	Combined Total

Total revenues	--	--	$ 3,149	$ 128	$ 1,032	$ 405	$ 15,887		$ 20,601
Operating and other expenses	--	--	(1,738)	(96)	(666)	(397)	(9,825)		(12,722)
Depreciation and amortization	--	--	(545)	(308)	(317)	(160)	(2,884)		(4,214)
Interest expense	--	--	(988)	--	(342)	--	(2,007)		(3,337)

Net income	--	--	$ (122)	$ (276)	$ (293)	$ (152)	$ 1,171		$ 328

Company’s equity in earnings (loss) of
unconsolidated joint ventures	--	--	$ (244)	$ (138)	--	$ (30)	$ 642	$ (65)	$ 165

	Six Months Ended June 30, 2004

	Meadowlands Xanadu	HPMC	G&G Martco	Plaza VIII & IX Associates	Ramland Realty	Ashford Loop	Harborside South Pier	Minority Interest in Operating Partnership	Combined Total

Total revenues	--	$ 79	$ 3,839	$ 81	$ 497	$ 1,585	$ 13,661		$ 19,742
Operating and other expenses	--	(253)	(1,766)	(62)	(572)	(1,394)	(9,104)		(13,151)
Depreciation and amortization	--	--	(540)	(308)	(291)	(486)	(3,192)		(4,817)
Interest expense	--	--	(574)	--	(213)	--	(1,067)		(1,854)

Net income	--	$ (174)	$ 959	$ (289)	$ (579)	$ (295)	$ 298		$ (80)

Company’s equity in earnings (loss) of
unconsolidated joint ventures	--	$ 1,047	$ 479	$ (144)	$ (225)	$ (59)	$ 169	$ (145)	$ 1,122

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

Select Financial Ratios

Ratios Computed For Industry	June 30,
Comparisons:	2005	2004

Financial Position Ratios:

Total Debt/ Total Book Capitalization (Book value) (%)	47.71%	44.35%

Total Debt/ Total Market Capitalization (Market value) (%)	36.33%	35.25%

Total Debt/ Total Undepreciated Assets (%)	41.12%	38.38%

Secured Debt/ Total Undepreciated Assets (%)	9.89%	12.79%

	Three Months Ended June 30,		Six Months Ended June 30,
	2005	2004	2005	2004

Operational Ratios:
Interest Coverage (Funds from Operations+Interest Expense)/Interest Expense (x)	3.35	3.53	3.36	3.37

Debt Service Coverage (Funds from Operations + Interest Expense)/(Interest Expense + Principal Amort.) (x)	2.89	3.22	2.85	3.16

Fixed Charge Coverage (Funds from Operations + Interest Expense)/(Interest Expense + Capitalized Interest+Pref. Div. +Prin. Amort.+Ground Lease Payments)(x)	2.77	2.72	2.60	2.67

FFO Payout (Dividends Declared/Funds from Operations) (%)	66.71%	69.78%	68.74%	70.99%

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

Debt Analysis

(as of June 30, 2005)

Debt Breakdown

(dollars in thousands)

	Balance	% of Total	Weighted Average Interest Rate (a)	Weighted Average Maturity in Years

Fixed Rate Unsecured Notes	$ 1,330,356	67.66%	6.46%	6.33

Fixed Rate Secured Debt and Other Obligations	472,913	24.05%	6.12%	2.70

Variable Rate Unsecured Debt	163,000	8.29%	3.65%	2.40

Totals/Weighted Average:	$ 1,966,269	100.00%	6.14%	5.13

Future Repayments

(dollars in thousands)

Period	Scheduled Amortization	Principal Maturities	Total	Weighted Average Interest Rate of Future Repayments (a)

July 1 – December 31, 2005	$ 12,653	$ 68,249	$ 80,902	6.87%

2006	17,259	144,642	161,901	7.10%

2007	16,699	172,364	189,063	3.93%

2008	15,889	--	15,889	4.96%
2009	5,571	300,000	305,571	7.44%
Thereafter	3,111	1,216,141	1,219,252	6.01%

Sub-total	71,182	1,901,396	1,972,578	6.14%

Adjustment for unamortized debt discount/premium, net, as of June 30, 2005	(6,309)	--	(6,309)	--

Totals/Weighted Average:	$ 64,873	$ 1,901,396	$ 1,966,269	6.14%

(a)	Actual weighted average LIBOR contract rates relating to the Company’s outstanding debt as of June 30, 2005 of 3.24 percent was used in calculating revolving credit facility.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

Debt Maturities

(dollars in thousands)

July 1 – December 31, 2005		2006	2007	2008	2009	2010	2011	2012	2013	2014	2015	TOTALS

Secured Debt:

Mack-Cali Bridgewater I	$ 23,000											$ 23,000

Mack-Cali Woodbridge II	17,500											17,500

Mack-Cali Short Hills	22,089											22,089

500 West Putnam Ave	5,660											5,660

Harborside Financial Center - Plazas 2 & 3		$ 144,642										144,642

Mack-Cali Airport			$ 9,364									9,364

Prudential Portfolio						$ 150,000						150,000

2200 Renaissance Boulevard								$ 15,234				15,234

Soundview Plaza									$ 14,889			14,889

Total Secured Debt:	$ 68,249	$ 144,642	$ 9,364	$ --	$ --	$ 150,000	$ --	$ 15,234	$ 14,889	$ --	$ --	$ 402,378

Unsecured Debt:

Unsecured credit facility			$ 163,000									$ 163,000

7.250% unsecured notes due 3/09					$ 300,000							300,000

5.050% unsecured notes due 4/10						$ 150,000						150,000

7.835% unsecured notes due 12/10						15,000						15,000
7.750% unsecured notes due 2/11							$ 300,000					300,000
6.150% unsecured notes due 12/12								$ 94,914				94,914
5.820% unsecured notes due 3/13									$ 26,105			26,105
4.600% unsecured notes due 6/13									100,000			100,000
5.125% unsecured notes due 2/14										$ 200,000		200,000
5.125% unsecured notes due 1/15											$ 150,000	150,000

Total Unsecured Debt:	$ --	$ --	$ 163,000	$ --	$ 300,000	$ 165,000	$ 300,000	$ 94,914	$ 126,105	$ 200,000	$ 150,000	$ 1,499,019

Total Debt:	$ 68,249	$ 144,642	$ 172,364	$ --	$ 300,000	$ 315,000	$ 300,000	$ 110,148	$ 140,994	$ 200,000	$ 150,000	$ 1,901,397

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

Debt Detail

(dollars in thousands)

		Effective	Principal Balance at
Property Name	Lender	Interest Rate	June 30, 2005	December 31, 2004	Date of Maturity

Senior Unsecured Notes: (a)
7.250%, $300,000 Face Amount Notes	public debt	7.490%	$ 299,129	$ 299,012	03/15/09
5.050%, $150,000 Face Amount Notes	public debt	5.265%	149,737	--	04/15/10
7.835%, $15,000 Face Amount Notes	public debt	7.950%	15,000	15,000	12/15/10
7.750%, $300,000 Face Amount Notes	public debt	7.930%	299,035	298,948	02/15/11
6.150%, $94,914 Face Amount Notes	public debt	6.894%	91,243	90,998	12/15/12
5.820%, $26,105 Face Amount Notes	public debt	6.448%	25,254	25,199	03/15/13
4.600%, $100,000 Face Amount Notes	public debt	4.742%	99,772	99,758	06/15/13
5.125%, $200,000 Face Amount Notes	public debt	5.110%	202,068	202,187	02/15/14
5.125% $150,000 Face Amount Notes	public debt	5.297%	149,118	--	01/15/15

Total Senior Unsecured Notes:			$ 1,330,356	$ 1,031,102

Revolving Credit Facilities:

2004 Unsecured Facility (b)	27 Lenders	LIBOR+0.650%	$ 163,000	$ 107,000	11/23/07

Total Revolving Credit Facilities:			$ 163,000	$ 107,000

Property Mortgages: (c)

Mack-Cali Centre VI	Principal Life Insurance Co.	6.865%	--	$ 35,000	(d)
One River Centre	New York Life Ins. Co.	5.500%	--	45,490	(e)
Mack-Cali Bridgewater I	New York Life Ins. Co.	7.000%	$ 23,000	23,000	09/10/05
Mack-Cali Woodbridge II	New York Life Ins. Co.	7.500%	17,500	17,500	09/10/05
Mack-Cali Short Hills	Prudential Insurance Co.	7.740%	22,327	22,789	10/01/05
500 West Putnam Avenue	New York Life Ins. Co.	6.520%	5,973	6,500	10/10/05
Harborside - Plazas 2 and 3	Northwestern/Principal	7.368%	147,102	149,473	01/01/06
Mack-Cali Airport	Allstate Life Insurance Co.	7.050%	9,750	9,852	04/01/07
Various (f)	Prudential Insurance Co.	4.841%	150,000	150,000	01/15/10
2200 Renaissance Boulevard	TIAA	5.888%	18,344	18,509	12/01/12
Soundview Plaza	TIAA	6.015%	18,624	18,816	01/01/13
Assumed Obligations	n/a	4.847%	60,293	67,269	05/01/09	(g)

Total Mortgages, Loans Payable and Other Obligations:			$ 472,913	$ 564,198

Total Debt:			$ 1,966,269	$ 1,702,300

(a)

Interest rate for unsecured notes reflects effective rate of debt, including cost of terminated treasury lock agreements (if any), offering and other transaction costs and the discount on the notes, as applicable.

(b)	Total borrowing capacity under this facility is $600 million.
(c)

Effective interest rate for mortgages, loans payable and other obligations reflects effective rate of debt, including deferred financing costs, comprised of the cost of terminated treasury lock agreements (if any), debt initiation costs and other transaction costs, as applicable.

(d)	On April 29, 2005, the Company repaid this mortgage loan at par, using borrowings under the 2004 Unsecured Facility.
(e)	On April 1, 2005, the Company repaid this mortgage loan at par, using borrowings under the 2004 Unsecured Facility.
(f)	Mortgage is collateralized by seven properties.
(g)	The obligations mature at various times between May 2006 and May 2009.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

III. FINANCIAL INFORMATION

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

III. FINANCIAL INFORMATION

Mack-Cali Realty Corporation and Subsidiaries

Consolidated Statements of Operations

(in thousands, except per share amounts) (unaudited)

		Three Months Ended June 30,		Six Months Ended June 30,
Revenues	2005	2004	2005	2004

Base rents	$ 137,171	$ 123,730	$ 270,312	$ 244,798
Escalations and recoveries from tenants	20,730	15,822	39,142	31,019
Parking and other	5,565	2,480	7,461	5,953

Total revenues	163,466	142,032	316,915	281,770

Expenses

Real estate taxes	20,474	16,565	39,591	32,923
Utilities	12,413	9,490	24,362	20,523
Operating services	22,602	19,020	43,980	36,356
General and administrative	8,347	8,685	15,774	15,082
Depreciation and amortization	38,532	31,568	74,339	61,282
Interest expense	30,363	26,512	58,761	55,549
Interest income	(120)	(220)	(184)	(940)

Total expenses	132,611	111,620	256,623	220,775

Income from continuing operations before minority interests and equity in earnings of unconsolidated joint ventures	30,855	30,412	60,292	60,995
Minority interest in Operating Partnership	(5,586)	(6,880)	(12,260)	(13,808)
Minority interest in consolidated joint ventures	--	--	(74)	--
Equity in earnings of unconsolidated joint ventures (net of minority interest), net	442	965	165	1,122
Gain on sale of investment in unconsolidated joint ventures (net of minority interest)	--	--	31	637

Income from continuing operations	25,711	24,497	48,154	48,946
Discontinued operations (net of minority interest):
Income from discontinued operations	1,058	2,257	2,356	4,631
Realized gains (losses) and unrealized losses on disposition of rental property, net	9,771	(10,501)	8,973	(10,501)

Total discontinued operations, net	10,829	(8,244)	11,329	(5,870)

Net income	36,540	16,253	59,483	43,076
Preferred stock dividends	(500)	(500)	(1,000)	(1,000)

Net income available to common shareholders	$ 36,040	$ 15,753	$ 58,483	$ 42,076

Basic earnings per common share:
Income from continuing operations	$ 0.41	$ 0.40	$ 0.77	$ 0.80
Discontinued operations	0.18	(0.14)	0.18	(0.10)

Net income available to common shareholders	$ 0.59	$ 0.26	$ 0.95	$ 0.70

Diluted earnings per common share:
Income from continuing operations	$ 0.41	$ 0.39	$ 0.77	$ 0.79
Discontinued operations	0.17	(0.13)	0.18	(0.10)

Net income available to common shareholders	$ 0.58	$ 0.26	$ 0.95	$ 0.69

Dividends declared per common share	$ 0.63	$ 0.63	$ 1.26	$ 1.26

Basic weighted average shares outstanding	61,393	60,388	61,289	60,094

Diluted weighted average shares outstanding	75,649	68,620	72,478	68,448

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

Mack-Cali Realty Corporation and Subsidiaries

Consolidated Balance Sheets

(in thousands, except per share amounts)

	June 30,
	2005	December 31,
Assets	(unaudited)	2004

Rental property
Land and leasehold interests	$ 629,471	$ 593,606
Buildings and improvements	3,509,941	3,296,789
Tenant improvements	270,642	262,626
Furniture, fixtures and equipment	7,389	7,938

	4,417,443	4,160,959
Less – accumulated depreciation and amortization	(660,346)	(641,626)

	3,757,097	3,519,333
Rental property held for sale, net	--	19,132

Net investment in rental property	3,757,097	3,538,465
Cash and cash equivalents	15,710	12,270
Investments in unconsolidated joint ventures	60,613	46,743
Unbilled rents receivable, net	85,821	82,586
Deferred charges and other assets, net	186,964	155,060
Restricted cash	9,261	10,477
Accounts receivable, net of allowance for doubtful accounts
of $1,482 and $1,235	5,750	4,564

Total assets	$ 4,121,216	$ 3,850,165

Liabilities and Stockholders’ Equity

Senior unsecured notes	$ 1,330,356	$ 1,031,102
Revolving credit facilities	163,000	107,000
Mortgages, loans payable and other obligations	472,913	564,198
Dividends and distributions payable	48,091	47,712
Accounts payable, accrued expenses and other liabilities	74,054	57,002
Rents received in advance and security deposits	46,556	47,938
Accrued interest payable	27,132	22,144

Total liabilities	2,162,102	1,877,096

Minority interests:
Operating Partnership	415,623	416,855
Consolidated joint ventures	--	11,103

Total minority interests	415,623	427,958

Commitments and contingencies

Stockholders’ equity:
Preferred stock, $0.01 par value, 5,000,000 shares authorized, 10,000
and 10,000 shares outstanding, at liquidation preference	25,000	25,000
Common stock, $0.01 par value, 190,000,000 shares authorized,
61,704,554 and 61,038,875 shares outstanding	617	610
Additional paid-in capital	1,671,909	1,650,834
Dividends in excess of net earnings	(146,526)	(127,365)
Unamortized stock compensation	(7,509)	(3,968)

Total stockholders’ equity	1,543,491	1,545,111

Total liabilities and stockholders’ equity	$ 4,121,216	$ 3,850,165

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

Mack-Cali Realty Corporation and Subsidiaries

Consolidated Statement of Changes in Stockholders’ Equity

For the six months ended June 30, 2005

(in thousands)

	Shares	Preferred Amount	Shares	Common Par Value	Additional Paid-In Capital	Dividends in Excess of Net Earnings	Unamortized Stock Compensation	Total Stockholders’ Equity

Balance at January 1, 2005	10	$ 25,000	61,039	$ 610	$ 1,650,834	$ (127,365)	$ (3,968)	$ 1,545,111
Net income	--	--	--	--	--	59,483	--	59,483
Preferred stock dividends	--	--	--	--	--	(1,000)	--	(1,000)
Common stock dividends	--	--	--	--	--	(77,644)	--	(77,644)
Redemption of common units
for common stock	--	--	56	1	1,438	--	--	1,439
Shares issued under Dividend Reinvestment
and Stock Purchase Plan	--	--	4	--	196	--	--	196
Stock options exercised	--	--	493	5	14,129	--	--	14,134
Stock options expense	--	--	--	--	71	--	--	71
Directors Deferred compensation plan	--	--	--	--	147	--	--	147
Issuance of restricted stock	--	--	114	1	4,946	--	(4,947)	--
Amortization of stock compensation	--	--	--	--	--	--	1,554	1,554
Adjustment to fair value of
restricted stock	--	--	--	--	194	--	(194)	--
Cancellation of restricted stock	--	--	(1)	--	(46)	--	46	--

Balance at June 30, 2005	10	$ 25,000	61,705	$ 617	$ 1,671,909	$ (146,526)	$ (7,509)	$ 1,543,491

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

Statements of Funds from Operations

(in thousands, except per share/unit amounts) (unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,

	2005	2004	2005	2004

Net income available to common shareholders	$ 36,040	$ 15,753	$ 58,483	$ 42,076

Add: Minority interest in Operating Partnership	5,586	6,880	12,260	13,808

Minority interest in equity in earnings of unconsolidated joint ventures	100	125	65	145

Minority interest in gain on sale of investment in unconsolidated joint venture	--	--	4	83

Minority interest in discontinued operations	2,443	(1,065)	2,506	(757)

Real estate-related depreciation and amortization on continuing operations (a)	39,243	32,489	75,912	63,086

Real estate-related depreciation and amortization on discontinued operations	7	1,517	400	2,927

Deduct: Gain on sale of investment in unconsolidated joint venture	--	--	(35)	(720)

Add (Deduct): Discontinued operations – Realized gains (losses) and unrealized losses on disposition of rental property, net	(11,975)	11,856	(11,078)	11,856

Funds from operations available to common shareholders (b)	$ 71,444	$ 67,555	$ 138,517	$ 132,504

Diluted weighted average shares/units outstanding (c)	75,649	74,825	75,564	74,653

Funds from operations per share/unit – diluted	$ 0.94	$ 0.90	$ 1.83	$ 1.77

Dividend declared per common share	$ 0.63	$ 0.63	$ 1.26	$ 1.26

Dividend payout ratios:

Funds from operations-diluted	66.71%	69.78%	68.74%	70.99%

Supplemental Information:

Non-incremental revenue generating capital expenditures:

Building improvements	$ 1,450	$ 2,141	$ 2,564	$ 3,058

Tenant improvements and leasing commissions	$ 10,440	$ 11,349	$ 20,703	$ 23,516

Straight-line rent adjustments (d)	$ 3,345	$ 3,060	$ 6,634	$ 6,251

Amortization of (above)/below market lease intangibles, net	$ 976	$ 434	$ 1,533	$ 446

(a)        Includes the Company’s share from unconsolidated joint ventures of $867 and $1,078 for the three months ended June 30, 2005 and 2004, respectively and $1,890 and $2,117 for the six months ended June 30, 2005 and 2004, respectively.

(b)        Funds from operations for both periods are calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO” on page 11.

(c)        Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common and preferred units into common shares (13,846 shares and 13,995 shares for the three months ended June 30, 2005 and 2004, respectively and 13,837 and 13,997 for the six months ended June 30, 2005 and 2004, respectively), plus dilutive Common Stock Equivalents (i.e. stock options and warrants). See reconciliation of basic to diluted shares/units on page 28.

(d)        Includes the Company’s share from unconsolidated joint ventures of $43 and $146 for the three months ended June 30, 2005 and 2004, respectively and $90 and $289 for the six months ended June 30, 2005 and 2004 respectively.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

Statements of Funds from Operations Per Diluted Share

(amounts are per diluted share, except share count in thousands) (unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,

	2005	2004	2005	2004

Net income available to common shareholders	$ 0.58	$ 0.26	$ 0.95	$ 0.69

Add: Real estate-related depreciation and amortization on continuing operations (a)	0.52	0.43	1.00	0.84

Real estate-related depreciation and amortization on discontinued operations	--	0.02	0.01	0.04

Deduct: Gain on sale of investment in unconsolidated joint venture	--	--	--	(0.01)

Add (Deduct): Realized gains (losses) and unrealized losses on disposition of rental property, net	(0.16)	0.16	(0.15)	0.16

Minority Interest/Rounding Adjustment	--	0.03	0.02	0.05

Funds from operations available to common shareholders (b)	$ 0.94	$ 0.90	$ 1.83	$ 1.77

Diluted weighted average shares/units outstanding (c)	75,649	74,825	75,564	74,653

(a)	Includes the Company’s share from unconsolidated joint ventures of $0.01 and $0.01 for the three months ended June 30, 2005 and 2004, respectively and $0.03 and $0.03 for the six months ended June 30, 2005 and 2004, respectively.
(b)	Funds from operations for both periods are calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO” on page 11.
(c)	Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common and preferred units into common shares (13,846 shares and 13,995 shares for the three months ended June 30, 2005 and 2004, respectively and 13,837 and 13,997 for the six months ended June 30, 2005 and 2004, respectively), plus dilutive Common Stock Equivalents (i.e. stock options and warrants). See reconciliation of basic to diluted shares/units on page 28.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

Reconciliation of Basic-to-Diluted Shares/Units

(in thousands)

The following schedule reconciles the Company’s basic weighted average shares outstanding to basic and diluted weighted average shares/units outstanding for the purpose of calculating FFO per share:

	Three Months Ended June 30,		Six Months Ended June 30,
	2005	2004	2005	2004

Basic weighted average shares outstanding:	61,393	60,388	61,289	60,094

Add: Weighted average common units	13,847	7,789	10,752	7,792

Basic weighted average shares/units:	75,240	68,177	72,041	67,886

Add: Stock options	409	442	437	551
Stock warrants	--	1	--	11

Diluted weighted average shares outstanding:	75,649	68,620	72,478	68,448
Add: Weighted average preferred units (after conversion to common units)	--	6,205	3,086	6,205

Diluted weighted average shares/units outstanding:	75,649	74,825	75,564	74,653

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

IV. VALUE CREATION PIPELINE

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

IV. VALUE CREATION PIPELINE

Operating Property Acquisitions

(dollars in thousands)

For the six months ended June 30, 2005

Acquisition Date	Property/Address	Location	# of Bldgs.	Rentable Square Feet	Investment by Company (a)

Office:
03/02/05	101 Hudson Street (b)	Jersey City, Hudson County, NJ	1	1,246,283	$ 330,342
03/29/05	23 Main Street (b) (c)	Holmdel, Monmouth County, NJ	1	350,000	23,947

Total Property Acquisitions:			2	1,596,283	$ 354,289

For the year ended December 31, 2004

Acquisition Date	Property/Address	Location	# of Bldgs.	Rentable Square Feet	Investment by Company (d)

Office:
04/14/04	5 Wood Hollow Road (b)	Parsippany, Morris County, NJ	1	317,040	$ 34,187
05/12/04	210 South 16th Street (e)	Omaha, Douglas County, NE	1	318,224	8,507
06/01/04	30 Knightsbridge Road (f)	Piscataway, Middlesex County, NJ	4	680,350	49,205
06/01/04	412 Mt. Kemble Avenue (f)	Morris Township, Morris County, NJ	1	475,100	39,743
10/21/04	232 Strawbridge Road (b)	Moorestown, Burlington County, NJ	1	74,258	8,761
11/23/04	One River Centre (g)	Middletown, Monmouth County, NJ	3	457,472	69,015
12/20/04	4, 5 & 6 Century Drive (b)	Parsippany, Morris County, NJ	3	279,811	30,860
12/30/04	150 Monument Road (b)	Bala Cynwyd, Montgomery County, PA	1	125,783	18,904

Total Property Acquisitions:			15	2,728,038	$ 259,182

(a)	Amounts are as of June 30, 2005.
(b)	Transaction was funded primarily through borrowing on the Company’s revolving credit facility.
(c)	In addition to its initial investment, the Company presently intends to make additional investments related to the property of approximately $11,702.
(d)	Amounts are as of December 31, 2004.
(e)

Property was acquired through the Company’s receipt of a deed in lieu of foreclosure in satisfaction of the Company’s mortgage note receivable, which was collateralized by the acquired property. The property was subsequently sold on February 4, 2005.

(f)	Properties were acquired from AT&T Corporation (“AT&T”), a tenant of the Company, for cash and assumed obligations, as follows:

1.

Acquired 30 Knightsbridge Road, a four-building office complex, aggregating 680,350 square feet and located in Piscataway, New Jersey. AT&T, which occupied the entire complex, has leased back from the Company two of the buildings in the complex, totaling 275,000 square feet, for 10 years and seven months, and leased back the remaining 405,350 square feet of the complex through October 2004;

2.

Acquired Kemble Plaza II, a 475,100 square-foot office building located in Morris Township, New Jersey, which the Company had previously sold to AT&T in June of 2000. AT&T, which occupied the entire building, leased back the entire property from the Company for one year from the date of acquisition;

3.

Signed a lease extension at the Company’s Kemble Plaza I property in Morris Township, New Jersey, extending AT&T’s lease for the entire 387,000 square-foot building for an additional five years to August 2014. Under the lease extension, the Company agreed, among other things, to fund up to $2.1 million of tenant improvements to be performed by AT&T at the property, which was subsequently sold on October 5, 2004;

	4.	Paid cash consideration of approximately $12.9 million to AT&T; and
5.

Assumed AT&T’s lease obligations with third-party landlords at seven office buildings, aggregating 922,674 square feet, which carry a weighted average remaining term of 3.5 years. The Company has estimated that the obligations, net of estimated sub-lease income, total approximately $84.8 million, with a net present value of approximately $76.2 million utilizing a weighted average discount rate of 4.85 percent. The net present value of the assumed obligations as of June 30, 2005 is included in mortgages, loans payable and other obligations.

(g)

The Company acquired a 62.5 percent interest in the property through the Company’s conversion of its note receivable with a balance of $13.0 million into a controlling equity interest. The property is subject to a $45.5 million mortgage. The Company acquired the remaining 37.5 percent interest in March 2005 for $10.5 million (not included in Investment by Company amount presented).

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

Summary of Land Parcels

Site	Town/City	State	Acres	Development Potential (Sq. Ft.)	Type of Space

Horizon Center	Hamilton	NJ	33.5	300,000	Office/Flex/Retail
Plaza VIII and IX Associates, L.L.C. (a)	Jersey City	NJ	3.6	1,225,000	Office
Harborside Financial Center (b)	Jersey City	NJ	6.5	3,113,500	Office
Mack-Cali Business Campus	Parsippany & Hanover	NJ	110.0	1,350,000	Office
Commercenter	Totowa	NJ	5.8	30,000	Office/Flex
Princeton Metro	West Windsor	NJ	10.0	97,000	Office
Princeton Overlook II	West Windsor	NJ	10.0	149,500	Office
Mack-Cali Princeton Executive Park	West Windsor	NJ	59.9	760,000	Office/Hotel
Elmsford Distribution Center (c)	Elmsford	NY	14.5	100,000	Warehouse
Mid-Westchester Executive Park	Hawthorne	NY	7.2	82,250	Office/Flex
One Ramland Road (a)	Orangeburg	NY	20.0	100,000	Office/Flex
South Westchester Executive Park (c)	Yonkers	NY	60.0	500,000	Office/Flex
South Westchester Executive Park	Yonkers	NY	2.7	50,000	Office/Flex
Airport Business Center	Lester	PA	12.6	135,000	Office
Eastpoint II	Lanham	MD	4.8	122,000	Office/Hotel
Pyramid Pointe	Englewood	CO	1.6	24,000	Office
Hilltop Business Center	Littleton	CO	7.1	128,000	Office

Pacific Plaza Phase III (d)	Daly City	CA	2.5	270,000	Office

Total:			372.3	8,536,250

(a)	Land owned by unconsolidated joint venture in which Mack-Cali is an equity partner.
(b)	In addition, there are 21 acres of riparian property.
(c)	Mack-Cali holds an option to purchase this land.
(d)	Unconsolidated joint venture, in which Mack-Cali is an equity partner, holds an option to purchase this land.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

Rental Property Sales

(dollars in thousands)

For the six months ended June 30, 2005

Sale Date	Property/Address	Location	# of Bldgs.	Rentable Square Feet	Net Sales Proceeds	Net Book Value	Realized Gain/(Loss)

Office:

02/04/05	210 South 16th Street	Omaha, Douglas County, NE	1	318,224	$ 8,464	$ 8,210	$ 254
02/11/05	1122 Alma Road	Richardson, Dallas County, TX	1	82,576	2,075	2,344	(269)
02/15/05	3 Skyline Drive	Hawthorne, Westchester County, NY	1	75,668	9,587	8,856	731
05/11/05	201 Willowbrook Boulevard	Wayne, Passaic County, NJ (a)	1	178,329	17,696	17,705	(9)
06/03/05	600 Community Drive/ 111 East Shore Road	North Hempstead, Nassau County, NY	2	292,849	71,593	59,609	11,984

Total Office Property Sales:			6	947,646	$ 109,415	$ 96,724	$ 12,691

(a)

In connection with the sale, the Company provided a mortgage loan to the buyer of $12,000 which bears interest at 5.74 percent, matures in five years with a five year renewal option, and requires monthly payments of principal and interest.

For the year ended December 31, 2004

Sale Date	Property/Address	Location	# of Bldgs.	Rentable Square Feet	Net Sales Proceeds	Net Book Value	Realized Gain/(Loss)

Office:
10/05/04	340 Mt. Kemble Avenue	Morris Township, Morris County, NJ	1	387,000	$ 75,017	$ 62,787	$ 12,230
11/23/04	Texas Portfolio (a)	Dallas and San Antonio, TX	2	554,330	35,124	36,224	(1,100)

Total Office Property Sales:			3	941,330	$ 110,141	$ 99,011	$ 11,130

(a)	On November 23, 2004, the Company sold 3030 LBJ Freeway, Dallas, Dallas County and 84 N.E. Loop 410, San Antonio, Bexar County in a single transaction with one buyer.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

V. PORTFOLIO/ LEASING STATISTICS

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

V. PORTFOLIO/ LEASING STATISTICS

Leasing Statistics

(For the three months ended June 30, 2005)

Consolidated In-Service Portfolio

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
Region/Market	Sq. Ft. Leased 3/31/05	Leased Sq. Ft. Acquired/Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 6/30/05 (c)	Pct. Leased 6/30/05	Pct. Leased 3/31/05

Northeast

Northern NJ	11,846,253	(100,207)	(1,211,817)	815,464	(396,353)	11,349,693	88.7%	91.4%

Central NJ	3,825,160	-	(116,204)	163,374	47,170	3,872,330	86.1%	85.0%

Westchester Co., NY	4,602,775	-	(198,043)	186,452	(11,591)	4,591,184	95.9%	96.1%

Sub. Philadelphia	3,315,048	-	(137,496)	178,758	41,262	3,356,310	90.8%	89.6%

Fairfield, CT	752,254	-	(31,291)	11,432	(19,859)	732,395	86.0%	88.3%

Washington, DC/MD	427,675	-	(123,423)	114,286	(9,137)	418,538	92.9%	94.9%

Dutchess/Nassau/Rockland Co., NY	583,232	(292,849)	(23,518)	16,667	(6,851)	283,532	94.9%	98.6%

Total Northeast	25,352,397	(393,056)	(1,841,792)	1,486,433	(355,359)	24,603,982	89.9%	91.0%

Other

Colorado	1,487,705	-	(20,687)	25,632	4,945	1,492,650	95.4%	95.0%

San Francisco	359,217	-	(94,813)	96,587	1,774	360,991	80.1%	79.7%

Total Other	1,846,922	-	(115,500)	122,219	6,719	1,853,641	91.9%	91.6%

Company Totals	27,199,319	(393,056)	(1,957,292)	1,608,652	(348,640)	26,457,623	90.0%	91.1%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of March 31, 2005	29,863,324

Total sq. ft. of properties added this period	-

Total sq. ft. of properties sold this period	(471,178)

Total sq. ft. as of June 30, 2005	29,392,146

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)

Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)	Includes leases expiring June 30, 2005 aggregating 243,492 square feet for which no new leases were signed.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

Leasing Statistics

(For the three months ended June 30, 2005)

Consolidated In-Service Portfolio (continued)

DETAIL OF TRANSACTION ACTIVITY

Detail by Region/Market
Region/Market	Property Type	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (a)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent (b)	Leasing Costs Per Sq. Ft. Per Year (c)

Northeast

Northern NJ	Office	40	781,600	209,118	572,482	6.3	20.73	2.41

	Office/Flex	4	33,864	9,971	23,893	4.2	16.73	0.78

Central NJ	Office	23	129,932	57,026	72,906	4.8	22.64	4.64

	Office/Flex	3	33,442	18,302	15,140	5.0	16.12	2.50

Westchester Co., NY	Office	11	25,500	10,870	14,630	4.0	27.66	2.12

	Office/Flex	26	160,952	48,856	112,096	5.3	18.02	1.29

Sub. Philadelphia	Office	17	99,363	67,711	31,652	6.2	23.12	4.71

	Office/Flex	10	79,395	11,900	67,495	4.8	10.38	2.34

Fairfield, CT	Office	5	11,432	1,000	10,432	3.9	22.76	4.03

Washington, DC/MD	Office	2	114,286	114,286	-	10.0	30.04	4.33

Dutchess/Nassau/Rockland Co., NY	Office	6	16,667	4,557	12,110	6.6	25.92	1.69

Total Northeast		147	1,486,433	553,597	932,836	6.1	20.92	2.76

Other

Colorado	Office	9	25,632	6,595	19,037	4.0	14.64	4.57

San Francisco	Office	28	96,587	66,267	30,320	7.9	21.13	4.29

Total Other		37	122,219	72,862	49,357	7.0	19.77	4.33

Company Totals		184	1,608,652	626,459	982,193	6.2	20.84	2.90

Detail by Property Type

	Office	141	1,300,999	537,430	763,569	6.4	22.05	3.15

	Office/Flex	43	307,653	89,029	218,624	5.0	15.70	1.63

Company Totals		184	1,608,652	626,459	982,193	6.2	20.84	2.90

Tenant Retention:	Leases Retained	73.1%
	Sq. Ft. Retained	50.2%

(a)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(b)	For Office/Flex properties, equals triple net rent plus common area costs and real estate taxes.
(c)

Represents estimated workletter costs of $18,917,052 and commissions of $8,190,184 committed, but not necessarily expended, during the period for second generation space aggregating 1,520,789 square feet.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

Leasing Statistics

(For the three months ended June 30, 2005)

Unconsolidated Joint Venture Properties

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
State	Sq. Ft. Leased 3/31/05	Leased Sq. Ft. Acquired/ Sold	Expiring/ Adjustment Sq. Ft. (a)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 6/30/05	Pct. Leased 6/30/05	Pct. Leased 3/31/05

New York	87,825	-	-	65,158	65,158	152,983	65.9%	37.9%

California	261,186	-	-	21,898	21,898	283,084	92.6%	85.5%

Totals	349,011	-	-	87,056	87,056	436,067	81.1%	64.9%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of March 31, 2005	537,618

Total sq. ft. of properties added/sold this period	-

Total sq. ft. as of June 30, 2005	537,618

DETAIL OF TRANSACTION ACTIVITY

State	# of Transactions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (b)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent	Leasing Costs Per Sq. Ft. Per Year (c)

New York	1	65,158	65,158	-	3.0	6.42	0.54
California	2	21,898	19,764	2,134	10.0	17.02	2.09

Totals	3	87,056	84,922	2,134	4.8	9.08	1.36

(a)

Represents the square footage of expiring leases or leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(b)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(c)	Represents estimated workletter costs of $107,877 and commissions of $456,497 committed, but not necessarily expended, during the period for second generation space aggregating 87,056 square feet.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

Leasing Statistics

(For the six months ended June 30, 2005)

Consolidated In-Service Portfolio

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
Region/Market	Sq. Ft. Leased 12/31/04	Leased Sq. Ft. Acquired/Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 6/30/05 (c)	Pct. Leased 6/30/05	Pct. Leased 12/31/04 (d)

Northeast

Northern NJ	10,846,545	1,127,989	(1,808,585)	1,183,744	(624,841)	11,349,693	88.7%	92.5%

Central NJ	3,436,364	110,817	(402,219)	727,368	325,149	3,872,330	86.1%	82.8%

Westchester Co., NY	4,665,254	(75,668)	(398,608)	400,206	1,598	4,591,184	95.9%	95.9%

Sub. Philadelphia	3,371,809	-	(321,735)	306,236	(15,499)	3,356,310	90.8%	91.2%

Fairfield, CT	753,646	-	(33,058)	11,807	(21,251)	732,395	86.0%	88.5%

Washington, DC/MD	425,441	-	(133,801)	126,898	(6,903)	418,538	92.9%	94.4%

Dutchess/Nassau/Rockland Co., NY	584,567	(292,849)	(38,053)	29,867	(8,186)	283,532	94.9%	98.8%

Total Northeast	24,083,626	870,289	(3,136,059)	2,786,126	(349,933)	24,603,982	89.9%	91.5%

Other

Colorado	1,487,692	-	(41,861)	46,819	4,958	1,492,650	95.4%	95.0%

San Francisco	366,435	-	(117,188)	111,744	(5,444)	360,991	80.1%	81.3%

Total Other	1,854,127	-	(159,049)	158,563	(486)	1,853,641	91.9%	88.3%

Company Totals	25,937,753	870,289	(3,295,108)	2,944,689	(350,419)	26,457,623	90.0%	91.2%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of December 31, 2004	28,425,285

Total sq. ft. of properties added this period	1,596,283

Total sq. ft. of properties sold this period	(629,422)

Total sq. ft. as of June 30, 2005	29,392,146

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)

Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)	Includes leases expiring June 30, 2005 aggregating 243,492 square feet for which no new leases were signed.
(d)

Excluded from percentage leased at December 31, 2004 is a non-strategic, non-core 318,224 square-foot property acquired through a deed in lieu of foreclosure, which was 12.7 percent leased at December 31, 2004 and sold on February 4, 2005.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

Leasing Statistics

(For the six months ended June 30, 2005)

Consolidated In-Service Portfolio (continued)

DETAIL OF TRANSACTION ACTIVITY

Detail by Region/Market
Region/Market	Property Type	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (a)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent (b)	Leasing Costs Per Sq. Ft. Per Year (c)

Northeast

Northern NJ	Office	66	1,120,471	359,630	760,841	7.1	21.80	2.13

	Office/Flex	10	63,273	9,971	53,302	4.4	17.02	1.78

Central NJ	Office	51	642,189	506,842	135,347	8.9	21.07	4.16

	Office/Flex	10	85,179	46,615	38,564	6.5	16.65	3.77

Westchester Co., NY	Office	30	92,708	33,306	59,402	5.0	24.20	2.81

	Office/Flex	48	307,498	101,201	206,297	4.6	16.06	1.41

Sub. Philadelphia	Office	36	182,551	90,926	91,625	5.9	22.79	3.62

	Office/Flex	17	123,685	30,570	93,115	5.1	10.68	2.30

Fairfield, CT	Office	6	11,807	1,000	10,807	3.8	22.72	4.00

Washington, DC/MD	Office	5	126,898	120,318	6,580	9.4	29.23	4.28

Dutchess/Nassau/Rockland Co., NY	Office	11	29,867	8,627	21,240	6.1	26.06	2.41

Total Northeast		290	2,786,126	1,309,006	1,477,120	7.0	20.77	2.57

Other

Colorado	Office	18	46,819	15,100	31,719	3.9	15.39	3.70

San Francisco	Office	61	111,744	69,853	41,891	7.1	21.88	4.13

Total Other		79	158,563	84,953	73,610	6.2	19.96	4.05

Company Totals		369	2,944,689	1,393,959	1,550,730	7.0	20.73	2.68

Detail by Property Type

	Office	284	2,365,054	1,205,602	1,159,452	7.4	22.10	2.83

	Office/Flex	85	579,635	188,357	391,278	5.0	15.10	2.09

Company Totals		369	2,944,689	1,393,959	1,550,730	7.0	20.73	2.68

Tenant Retention:	Leases Retained	68.8%
	Sq. Ft. Retained	47.1%

(a)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(b)	For Office/Flex properties, equals triple net rent plus common area costs and real estate taxes.
(c)

Represents estimated workletter costs of $26,685,907 and commissions of $10,962,759 committed, but not necessarily expended, during the period for second generation space aggregating 2,347,887 square feet.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

Leasing Statistics

(For the six months ended June 30, 2005)

Unconsolidated Joint Venture Properties

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
State	Sq. Ft. Leased 12/31/04	Leased Sq. Ft. Acquired/ Sold	Expiring/ Adjustment Sq. Ft. (a)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 6/30/05	Pct. Leased 6/30/05	Pct. Leased 12/31/04

New York	87,825	-	-	65,158	65,158	152,983	65.9%	37.9%

Texas	166,529	(166,529)	-	-	-	-	-	55.9%

California	246,520	-	-	36,564	36,564	283,084	92.6%	80.7%

Totals	500,874	(166,529)	-	101,722	101,722	436,067	81.1%	59.9%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of December 31, 2004	835,618

Total sq. ft. of properties added/sold this period	(298,000)

Total sq. ft. as of June 30, 2005	537,618

DETAIL OF TRANSACTION ACTIVITY

State	# of Transactions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (b)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent	Leasing Costs Per Sq. Ft. Per Year (c)

New York	1	65,158	65,158	-	3.0	6.42	0.54
California	4	36,564	34,430	2,134	8.0	20.99	4.76

Totals	5	101,722	99,588	2,134	4.8	11.66	3.07

(a)

Represents the square footage of expiring leases or leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(b)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(c)	Represents estimated workletter costs of $881,807 and commissions of $616,839 committed, but not necessarily expended, during the period for second generation space aggregating 101,722 square feet.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

Market Diversification

The following table lists the Company’s markets (MSAs), based on annualized contractual base rent of the Consolidated Properties:

Market (MSA)	Annualized Base Rental Revenue ($) (a) (b) (c)	Percentage of Company Annualized Base Rental Revenue (%)	Total Property Size Rentable Area	Percentage of Rentable Area (%)

Newark, NJ (Essex-Morris-Union Counties)	97,088,624	18.0	5,674,820	19.4
Jersey City, NJ	96,663,588	17.9	4,317,978	14.7
New York, NY (Westchester-Rockland Counties)	90,744,142	16.7	4,968,420	16.9
Bergen-Passaic, NJ	89,638,575	16.5	4,351,762	14.8
Philadelphia, PA-NJ	55,402,975	10.2	3,617,994	12.3
Monmouth-Ocean, NJ	21,127,225	3.9	1,384,895	4.7
Trenton, NJ (Mercer County)	17,018,507	3.1	767,365	2.6
Denver, CO	15,717,332	2.9	1,084,945	3.7
Middlesex-Somerset-Hunterdon, NJ	14,758,090	2.7	791,051	2.7
Stamford-Norwalk, CT	12,953,642	2.4	706,510	2.4
Washington, DC-MD-VA-WV	11,978,141	2.2	450,549	1.5
San Francisco, CA	8,131,231	1.5	450,891	1.5
Colorado Springs, CO	2,398,319	0.4	209,987	0.7
Bridgeport, CT	2,269,261	0.4	145,487	0.5
Dutchess County, NY	2,215,292	0.4	118,727	0.4
Boulder-Longmont, CO	2,171,919	0.4	270,421	0.9
Atlantic-Cape May, NJ	1,924,651	0.4	80,344	0.3

Totals	542,201,514	100.0	29,392,146	100.0

(a)

Annualized base rental revenue is based on actual June 2005 billings times 12. For leases whose rent commences after July 1, 2005, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(b)	Includes leases expiring June 30, 2005 aggregating 243,492 square feet and representing annualized rent of $4,141,982 for which no new leases were signed.
(c)	Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

Industry Diversification

The following table lists the Company’s 30 largest industry classifications based on annualized contractual base rent of the Consolidated Properties:

Industry Classification (a)	Annualized Base Rental Revenue ($) (b) (c) (d)	Percentage of Company Annualized Base Rental Revenue (%)	Square Feet Leased (c) (d)	Percentage of Total Company Leased Sq. Ft. (%)

Securities, Commodity Contracts & Other Financial	98,760,854	18.3	3,877,505	14.9
Manufacturing	53,890,819	10.0	2,791,305	10.7
Insurance Carriers & Related Activities	37,945,462	7.0	1,822,757	7.0
Computer System Design Svcs.	29,909,200	5.5	1,464,353	5.6
Telecommunications	28,274,672	5.2	1,396,589	5.4
Credit Intermediation & Related Activities	23,027,323	4.2	982,960	3.8
Legal Services	22,559,256	4.2	908,973	3.5
Health Care & Social Assistance	22,348,071	4.1	1,111,650	4.3
Wholesale Trade	20,850,610	3.8	1,362,644	5.2
Scientific Research/Development	19,815,864	3.7	958,677	3.7
Accounting/Tax Prep.	19,124,060	3.5	813,766	3.1
Retail Trade	15,951,576	2.9	947,680	3.6
Other Professional	15,478,362	2.9	743,002	2.8
Information Services	10,630,694	2.0	499,957	1.9
Architectural/Engineering	10,289,544	1.9	454,692	1.7
Arts, Entertainment & Recreation	10,256,820	1.9	634,396	2.4
Other Services (except Public Administration)	10,110,847	1.9	612,347	2.3
Advertising/Related Services	10,019,637	1.8	430,851	1.7
Public Administration	9,058,622	1.7	344,608	1.3
Real Estate & Rental & Leasing	8,852,059	1.6	491,037	1.9
Broadcasting	6,739,581	1.2	455,722	1.7
Utilities	6,693,376	1.2	329,380	1.3
Transportation	5,797,995	1.1	326,664	1.3
Publishing Industries	5,616,797	1.0	250,303	1.0
Construction	5,578,739	1.0	289,381	1.1
Data Processing Services	5,015,219	0.9	222,047	0.9
Educational Services	4,491,673	0.8	240,990	0.9
Management of Companies & Finance	4,288,577	0.8	186,956	0.7
Specialized Design Services	3,700,011	0.7	237,952	0.9
Admin & Support, Waste Mgt. & Remediation Svcs.	3,210,156	0.6	215,500	0.8
Other	13,915,038	2.6	669,062	2.6

Totals	542,201,514	100.0	26,073,706	100.0

(a)	The Company’s tenants are classified according to the U.S. Government’s North American Industrial Classification System (NAICS) which has replaced the Standard Industrial Code (SIC) system.
(b)

Annualized base rental revenue is based on actual June 2005 billings times 12. For leases whose rent commences after July 1, 2005, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(d)	Includes leases expiring June 30, 2005 aggregating 243,492 square feet and representing annualized rent of $4,141,982 for which no new leases were signed.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

Consolidated Portfolio Analysis (a)

(as of June 30, 2005)

Breakdown by Number of Properties

PROPERTY TYPE:

STATE	Office	% of Total	Office/Flex	% of Total	Industrial/ Warehouse	% of Total	Stand- Alone Retail	% of Total	Land Leases	% of Total	TOTALS By State	% of Total

New Jersey	90	34.1%	50	18.9%	--	--	--	--	--	--	140	53.0%

New York	21	7.9%	41	15.5%	6	2.3%	2	0.8%	2	0.8%	72	27.3%

Pennsylvania	18	6.8%	--	--	--	--	--	--	--	--	18	6.8%

Connecticut	4	1.5%	5	1.9%	--	--	--	--	--	--	9	3.4%

Wash., D.C./ Maryland	3	1.1%	--	--	--	--	--	--	--	--	3	1.1%

Sub-total Northeast:	136	51.4%	96	36.3%	6	2.3%	2	0.8%	2	0.8%	242	91.6%

California	2	0.8%	--	--	--	--	--	--	--	--	2	0.8%

Colorado	20	7.6%	--	--	--	--	--	--	--	--	20	7.6%

TOTALS By Type:	158	59.8%	96	36.3%	6	2.3%	2	0.8%	2	0.8%	264	100.0%

(a)	Excludes three properties, aggregating approximately 538,000 square feet, which are not consolidated by the Company.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

Consolidated Portfolio Analysis(a)

(as of June 30, 2005)

Breakdown by Square Footage

PROPERTY TYPE:

STATE	Office	% of Total	Office/Flex	% of Total	Industrial/ Warehouse	% of Total	Stand-Alone Retail	% of Total	TOTALS By State	% of Total

New Jersey	16,682,940	56.8%	2,277,531	7.7%	--	--	--	--	18,960,471	64.5%

New York	2,333,635	8.0%	2,348,812	8.0%	387,400	1.3%	17,300	0.1%	5,087,147	17.4%

Pennsylvania	2,025,738	6.9%	--	--	--	--	--	--	2,025,738	6.9%

Connecticut	578,997	2.0%	273,000	0.9%	--	--	--	--	851,997	2.9%

Wash., D.C./ Maryland	450,549	1.5%	--	--	--	--	--	--	450,549	1.5%

Sub-total Northeast	22,071,859	75.2%	4,899,343	16.6%	387,400	1.3%	17,300	0.1%	27,375,902	93.2%

California	450,891	1.5%	--	--	--	--	--	--	450,891	1.5%

Colorado	1,565,353	5.3%	--	--	--	--	--	--	1,565,353	5.3%

TOTALS By Type:	24,088,103	82.0%	4,899,343	16.6%	387,400	1.3%	17,300	0.1%	29,392,146	100.0%

(a)	Excludes three properties, aggregating approximately 538,000 square feet, which are not consolidated by the Company.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

Consolidated Portfolio Analysis(a)

(Year ended June 30, 2005)

Breakdown by Base Rental Revenue (b)

(Dollars in thousands)

PROPERTY TYPE:

STATE	Office	% of Total	Office/ Flex	% of Total	Indust./ Ware-house	% of Total	Stand- Alone Retail	% of Total	Land Leases	% of Total	TOTALS By State	% of Total

New Jersey	311,905	59.3%	18,797	3.6%	--	--	--	--	--	--	330,702	62.9%

New York	52,552	10.0%	34,199	6.5%	4,233	0.8%	345	0.1%	257	0.1%	91,586	17.5%

Pennsylvania	40,687	7.7%	--	--	--	--	--	--	--	--	40,687	7.7%

Connecticut	11,961	2.3%	3,902	0.7%	--	--	--	--	--	--	15,863	3.0%

Wash., D.C./ Maryland	13,465	2.6%	--	--	--	--	--	--	--	--	13,465	2.6%

Sub-total Northeast:	430,570	81.9%	56,898	10.8%	4,233	0.8%	345	0.1%	257	0.1%	492,303	93.7%

California	13,072	2.5%	--	--	--	--	--	--	--	--	13,072	2.5%

Colorado	19,982	3.8%	--	--	--	--	--	--	--	--	19,982	3.8%

TOTALS By Type:	463,624	88.2%	56,898	10.8%	4,233	0.8%	345	0.1%	257	0.1%	525,357	100.0%

(a)	Excludes three properties, aggregating approximately 538,000 square feet, which are not consolidated by the Company.
(b)	Total base rent for the 12 months ended June 30, 2005, determined in accordance with GAAP. Substantially all of the leases provide for annual base rents plus recoveries and escalation charges based upon the tenants’ proportionate share of and/or increases in real estate taxes and certain costs, as defined, and the pass through of charges for electrical usage.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

Consolidated Portfolio Analysis (a) (b)

(as of June 30, 2005)

Breakdown by Percentage Leased

PROPERTY TYPE:

STATE	Office	Office/Flex	Industrial/Warehouse	Stand-Alone Retail	WEIGHTED AVG. By State

New Jersey	87.8%	92.4%	--	--	88.4%

New York	95.8%	95.5%	97.8%	100.0%	95.8%

Pennsylvania	89.8%	--	--	--	89.8%

Connecticut	79.3%	100.0%	--	--	85.9%

Washington, D.C./ Maryland	92.9%	--	--	--	92.9%

Sub-total Northeast	88.7%	94.3%	97.8%	100.0%	89.8%

California	80.1%	--	--	--	80.1%

Colorado	95.4%	--	--	--	95.4%

WEIGHTED AVG. By Type:	89.0%	94.3%	97.8%	100.0%	90.0%

(a)	Excludes three properties, aggregating approximately 538,000 square feet, which are not consolidated by the Company, and parcels of land leased to others.
(b)

Percentage leased includes all leases in effect as of the period end date, some of which have commencement dates in the future, as well as leases expiring June 30, 2005 aggregating 243,492 square feet for which no new leases were signed.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

Property Listing Office Properties
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 6/30/05 (%) (a)	2005 Base Rent ($000’s) (b) (c)	Percentage of Total 2005 Base Rent (%)	2005 Average Base Rent Per Sq. Ft. ($) (c) (d)

ATLANTIC COUNTY, NEW JERSEY
Egg Harbor
100 Decadon Drive	1987	40,422	100.0	951	0.18	23.53
200 Decadon Drive	1991	39,922	100.0	923	0.18	23.12

BERGEN COUNTY, NEW JERSEY
Fair Lawn
17-17 Route 208 North	1987	143,000	100.0	3,422	0.65	23.93
Fort Lee
One Bridge Plaza	1981	200,000	91.1	4,778	0.91	26.22
2115 Linwood Avenue	1981	68,000	82.6	1,134	0.22	20.19
Little Ferry
200 Riser Road	1974	286,628	95.4	1,718	0.33	6.28
Montvale
95 Chestnut Ridge Road	1975	47,700	100.0	796	0.15	16.69
135 Chestnut Ridge Road	1981	66,150	99.7	1,555	0.30	23.58
Paramus
15 East Midland Avenue	1988	259,823	100.0	6,690	1.27	25.75
140 East Ridgewood Avenue	1981	239,680	100.0	4,664	0.89	19.46
461 From Road	1988	253,554	98.6	6,062	1.15	24.25
650 From Road	1978	348,510	100.0	8,161	1.55	23.42
61 South Paramus Avenue	1985	269,191	99.6	6,626	1.26	24.71
Rochelle Park
120 Passaic Street	1972	52,000	99.6	1,397	0.27	26.97
365 West Passaic Street	1976	212,578	91.6	4,025	0.77	20.67
Upper Saddle River
1 Lake Street	1973/94	474,801	100.0	7,465	1.42	15.72
10 Mountainview Road	1986	192,000	97.5	3,746	0.71	20.01
Woodcliff Lake
400 Chestnut Ridge Road	1982	89,200	100.0	1,950	0.37	21.86
470 Chestnut Ridge Road	1987	52,500	100.0	1,192	0.23	22.70
530 Chestnut Ridge Road	1986	57,204	100.0	1,166	0.22	20.38
50 Tice Boulevard	1984	235,000	100.0	5,999	1.14	25.53
300 Tice Boulevard	1991	230,000	100.0	6,070	1.16	26.39

BURLINGTON COUNTY, NEW JERSEY
Moorestown
224 Strawbridge Drive	1984	74,000	85.4	1,453	0.28	22.99
228 Strawbridge Drive	1984	74,000	100.0	1,043	0.20	14.09
232 Strawbridge Drive (e)	1986	74,258	98.8	702	0.13	13.81

ESSEX COUNTY, NEW JERSEY
Millburn
150 J.F. Kennedy Parkway	1980	247,476	97.5	6,931	1.32	28.72
Roseland
101 Eisenhower Parkway	1980	237,000	93.9	5,379	1.02	24.17
103 Eisenhower Parkway	1985	151,545	82.2	3,052	0.58	24.50
105 Eisenhower Parkway	2001	220,000	80.6	4,003	0.76	22.58

HUDSON COUNTY, NEW JERSEY
Jersey City
Harborside Financial Center Plaza 1	1983	400,000	25.2	3,883	0.74	38.52
Harborside Financial Center Plaza 2	1990	761,200	100.0	18,533	3.52	24.35

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 6/30/05 (%) (a)	2005 Base Rent ($000’s) (b) (c)	Percentage of Total 2005 Base Rent (%)	2005 Average Base Rent Per Sq. Ft. ($) (c) (d)

Harborside Financial Center Plaza 3	1990	725,600	100.0	17,664	3.36	24.34
Harborside Financial Center Plaza 4-A	2000	207,670	97.5	6,876	1.31	33.96
Harborside Financial Center Plaza 5	2002	977,225	91.3	27,906	5.31	31.28
101 Hudson Street (e)	1992	1,246,283	96.6	9,154	1.74	22.94

MERCER COUNTY, NEW JERSEY
Hamilton Township
600 Horizon Drive	2002	95,000	100.0	1,373	0.26	14.45
Princeton
103 Carnegie Center	1984	96,000	90.9	1,981	0.38	22.70
100 Overlook Center	1988	149,600	100.0	3,979	0.76	26.60
5 Vaughn Drive	1987	98,500	100.0	2,528	0.48	25.66

MIDDLESEX COUNTY, NEW JERSEY
East Brunswick
377 Summerhill Road	1977	40,000	100.0	373	0.07	9.33
Piscataway
30 Knightsbridge Road, Bldg. 3	1977	160,000	100.0	2,607	0.50	16.29
30 Knightsbridge Road, Bldg. 4	1977	115,000	100.0	1,873	0.36	16.29
30 Knightsbridge Road, Bldg. 5	1977	332,607	4.6	977	0.19	63.86
30 Knightsbridge Road, Bldg. 6	1977	72,743	0.0	223	0.04	0.00
Plainsboro
500 College Road East	1984	158,235	100.0	4,123	0.78	26.06
South Brunswick
3 Independence Way	1983	111,300	18.4	395	0.08	19.29
Woodbridge
581 Main Street	1991	200,000	100.0	5,005	0.95	25.03

MONMOUTH COUNTY, NEW JERSEY
Holmdel
23 Main Street (e)	1977	350,000	100.0	1,486	0.28	16.49
Middletown
One River Centre Bldg. 1 (e)	1983	122,594	96.9	1,066	0.20	14.89
One River Centre Bldg. 2 (e)	1983	120,360	100.0	1,698	0.32	23.40
One River Centre Bldg. 3 (e)	1984	214,518	88.0	2,574	0.49	22.62
Neptune
3600 Route 66	1989	180,000	100.0	2,550	0.49	14.17
Wall Township
1305 Campus Parkway	1988	23,350	92.4	377	0.07	17.47
1350 Campus Parkway	1990	79,747	99.9	1,574	0.30	19.76

MORRIS COUNTY, NEW JERSEY
Florham Park
325 Columbia Turnpike	1987	168,144	99.5	4,021	0.77	24.03
Morris Plains
250 Johnson Road	1977	75,000	100.0	1,594	0.30	21.25
201 Littleton Road	1979	88,369	88.6	1,784	0.34	22.79
Morris Township
412 Mt. Kemble Avenue	1986	475,100	0.0	6,551	1.25	0.0
Parsippany
4 Campus Drive	1983	147,475	98.3	3,413	0.65	23.54
6 Campus Drive	1983	148,291	60.0	1,907	0.36	21.43
7 Campus Drive	1982	154,395	100.0	2,037	0.39	13.19

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 6/30/05 (%) (a)	2005 Base Rent ($000’s) (b) (c)	Percentage of Total 2005 Base Rent (%)	2005 Average Base Rent Per Sq. Ft. ($) (c) (d)

8 Campus Drive	1987	215,265	100.0	6,215	1.18	28.87
9 Campus Drive	1983	156,495	89.6	3,653	0.70	26.05
4 Century Drive (e)	1981	100,036	43.7	639	0.12	27.63
5 Century Drive (e)	1981	79,739	97.3	1,089	0.21	26.55
6 Century Drive (e)	1981	100,036	6.3	82	0.02	24.59
2 Dryden Way	1990	6,216	100.0	67	0.01	10.78
4 Gatehall Drive	1988	248,480	75.2	4,868	0.93	26.05
2 Hilton Court	1991	181,592	100.0	4,743	0.90	26.12
1633 Littleton Road	1978	57,722	100.0	1,131	0.22	19.59
600 Parsippany Road	1978	96,000	66.1	1,055	0.20	16.63
1 Sylvan Way	1989	150,557	100.0	3,498	0.67	23.23
5 Sylvan Way	1989	151,383	100.0	3,814	0.73	25.19
7 Sylvan Way	1987	145,983	100.0	2,928	0.56	20.06
5 Wood Hollow Road	1979	317,040	100.0	4,596	0.87	14.50

PASSAIC COUNTY, NEW JERSEY
Clifton
777 Passaic Avenue	1983	75,000	97.1	1,498	0.29	20.57
Totowa
999 Riverview Drive	1988	56,066	98.9	782	0.15	14.10

SOMERSET COUNTY, NEW JERSEY
Basking Ridge
222 Mt. Airy Road	1986	49,000	60.7	290	0.06	9.75
233 Mt. Airy Road	1987	66,000	100.0	1,315	0.25	19.92
Bernards
106 Allen Road	2000	132,010	89.1	2,514	0.48	21.37
Bridgewater
721 Route 202/206	1989	192,741	90.8	4,262	0.81	24.35

UNION COUNTY, NEW JERSEY
Clark
100 Walnut Avenue	1985	182,555	96.9	4,396	0.84	24.85
Cranford
6 Commerce Drive	1973	56,000	100.0	1,234	0.23	22.04
11 Commerce Drive (c)	1981	90,000	100.0	1,227	0.23	13.63
12 Commerce Drive	1967	72,260	94.4	915	0.17	13.41
14 Commerce Drive	1971	67,189	100.0	1,354	0.26	20.15
20 Commerce Drive	1990	176,600	89.5	3,430	0.65	21.70
25 Commerce Drive	1971	67,749	98.4	1,402	0.27	21.03
65 Jackson Drive	1984	82,778	100.0	1,940	0.37	23.44
New Providence
890 Mountain Avenue	1977	80,000	89.6	1,830	0.35	25.53

Total New Jersey Office		16,682,940	87.8	311,905	59.39	23.21

DUTCHESS COUNTY, NEW YORK
Fishkill
300 Westage Business Center Drive	1987	118,727	87.2	2,167	0.41	20.93

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 6/30/05 (%) (a)	2005 Base Rent ($000’s) (b) (c)	Percentage of Total 2005 Base Rent (%)	2005 Average Base Rent Per Sq. Ft. ($) (c) (d)

ROCKLAND COUNTY, NEW YORK
Suffern
400 Rella Boulevard	1988	180,000	100.0	4,057	0.77	22.54

WESTCHESTER COUNTY, NEW YORK
Elmsford
100 Clearbrook Road (c)	1975	60,000	99.5	1,127	0.21	18.88
101 Executive Boulevard	1971	50,000	56.0	700	0.13	25.00
555 Taxter Road	1986	170,554	93.9	3,437	0.65	21.46
565 Taxter Road	1988	170,554	90.1	3,732	0.71	24.29
570 Taxter Road	1972	75,000	97.5	1,803	0.34	24.66
Hawthorne
1 Skyline Drive	1980	20,400	99.0	392	0.07	19.41
2 Skyline Drive	1987	30,000	87.9	419	0.08	15.89
7 Skyline Drive	1987	109,000	100.0	2,309	0.44	21.18
17 Skyline Drive	1989	85,000	100.0	1,360	0.26	16.00
19 Skyline Drive	1982	248,400	100.0	4,471	0.85	18.00
Tarrytown
200 White Plains Road	1982	89,000	94.7	1,725	0.33	20.47
220 White Plains Road	1984	89,000	88.0	1,959	0.37	25.01
White Plains
1 Barker Avenue	1975	68,000	99.0	1,750	0.33	26.00
3 Barker Avenue	1983	65,300	100.0	1,733	0.33	26.54
50 Main Street	1985	309,000	99.0	9,280	1.77	30.34
11 Martine Avenue	1987	180,000	95.9	4,692	0.89	27.18
1 Water Street	1979	45,700	100.0	1,080	0.21	23.63
Yonkers
1 Executive Boulevard	1982	112,000	100.0	2,895	0.55	25.85
3 Executive Plaza	1987	58,000	100.0	1,464	0.28	25.24

Total New York Office		2,333,635	95.8	52,552	9.98	23.50

CHESTER COUNTY, PENNSYLVANIA
Berwyn
1000 Westlakes Drive	1989	60,696	97.4	1,577	0.30	26.68
1055 Westlakes Drive	1990	118,487	96.8	2,402	0.46	20.94
1205 Westlakes Drive	1988	130,265	88.0	3,137	0.60	27.37
1235 Westlakes Drive	1986	134,902	85.0	2,461	0.47	21.46

DELAWARE COUNTY, PENNSYLVANIA
Lester
100 Stevens Drive	1986	95,000	100.0	2,551	0.49	26.85
200 Stevens Drive	1987	208,000	100.0	5,598	1.07	26.91
300 Stevens Drive	1992	68,000	96.8	984	0.19	14.95
Media
1400 Providence Road – Center I	1986	100,000	83.6	2,014	0.38	24.09
1400 Providence Road – Center II	1990	160,000	96.4	3,379	0.64	21.91

MONTGOMERY COUNTY, PENNSYLVANIA
Bala Cynwyd
150 Monument Road (e)	1981	125,783	62.5	1,073	0.20	27.22

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 6/30/05 (%) (a)	2005 Base Rent ($000’s) (b) (c)	Percentage of Total 2005 Base Rent (%)	2005 Average Base Rent Per Sq. Ft. ($) (c) (d)

Blue Bell
4 Sentry Parkway	1982	63,930	94.1	1,373	0.26	22.82
16 Sentry Parkway	1988	93,093	100.0	2,380	0.45	25.57
18 Sentry Parkway	1988	95,010	95.5	1,824	0.35	20.10
King of Prussia
2200 Renaissance Boulevard	1985	174,124	99.0	3,554	0.68	20.62
Lower Providence
1000 Madison Avenue	1990	100,700	37.1	677	0.13	18.12
Plymouth Meeting
1150 Plymouth Meeting Mall	1970	167,748	94.0	2,965	0.56	18.80
Five Sentry Parkway East	1984	91,600	100.0	1,952	0.37	21.31
Five Sentry Parkway West	1984	38,400	69.8	786	0.15	29.32

Total Pennsylvania Office		2,025,738	89.8	40,687	7.75	22.96

FAIRFIELD COUNTY, CONNECTICUT
Greenwich
500 West Putnam Avenue	1973	121,250	99.1	3,365	0.64	28.00
Norwalk
40 Richards Avenue	1985	145,487	64.2	2,444	0.47	26.17
Shelton
1000 Bridgeport Avenue	1986	133,000	85.2	2,030	0.39	17.91
Stamford
1266 East Main Street	1984	179,260	73.9	4,122	0.78	31.12

Total Connecticut Office		578,997	79.3	11,961	2.28	26.04

WASHINGTON, D.C.
1201 Connecticut Avenue, NW	1940	169,549	96.7	5,820	1.11	35.50
1400 L Street, NW	1987	159,000	91.3	4,655	0.89	32.07

Total District of Columbia Office		328,549	94.1	10,475	2.00	33.89

PRINCE GEORGE’S COUNTY, MARYLAND
Lanham
4200 Parliament Place	1989	122,000	89.8	2,990	0.57	27.29

Total Maryland Office		122,000	89.8	2,990	0.57	27.29

ARAPAHOE COUNTY, COLORADO
Denver
400 South Colorado Boulevard	1983	125,415	79.5	1,696	0.32	17.01
Englewood
9359 East Nichols Avenue	1997	72,610	100.0	677	0.13	9.32
5350 South Roslyn Street	1982	63,754	98.3	995	0.19	15.88

BOULDER COUNTY, COLORADO
Broomfield
105 South Technology Drive	1997	37,574	81.1	189	0.04	6.20
303 South Technology Drive-A	1997	34,454	100.0	270	0.05	7.84
303 South Technology Drive-B	1997	40,416	100.0	316	0.06	7.82

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 6/30/05 (%) (a)	2005 Base Rent ($000’s) (b) (c)	Percentage of Total 2005 Base Rent (%)	2005 Average Base Rent Per Sq. Ft. ($) (c) (d)

Louisville
248 Centennial Parkway	1996	39,266	100.0	298	0.06	7.59
1172 Century Drive	1996	49,566	68.3	377	0.07	11.14
285 Century Place	1997	69,145	100.0	761	0.14	11.01

DENVER COUNTY, COLORADO
Denver
3600 South Yosemite	1974	133,743	100.0	1,518	0.29	11.35
8181 East Tufts Avenue	2001	185,254	98.6	4,245	0.81	23.24

DOUGLAS COUNTY, COLORADO
Centennial
5975 South Quebec Street (c)	1996	102,877	93.6	1,321	0.25	13.72
Englewood
67 Inverness Drive East	1996	54,280	100.0	332	0.06	6.12
384 Inverness Parkway	1985	51,523	94.9	681	0.13	13.93
400 Inverness Parkway	1997	111,608	99.9	1,607	0.31	14.41
9777 Pyramid Court	1995	120,281	93.1	1,424	0.27	12.72

EL PASO COUNTY, COLORADO
Colorado Springs
8415 Explorer	1998	47,368	100.0	545	0.10	11.51
1975 Research Parkway	1997	115,250	98.7	1,085	0.21	9.54
2375 Telstar Drive	1998	47,369	100.0	545	0.10	11.51

JEFFERSON COUNTY, COLORADO
Lakewood
141 Union Boulevard	1985	63,600	97.7	1,100	0.21	17.70

Total Colorado Office		1,565,353	95.4	19,982	3.80	13.39

SAN FRANCISCO COUNTY, CALIFORNIA
San Francisco
795 Folsom Street	1977	183,445	85.3	5,423	1.03	34.66
760 Market Street	1908	267,446	76.5	7,649	1.46	37.39

Total California Office		450,891	80.1	13,072	2.49	36.20

TOTAL OFFICE PROPERTIES		24,088,103	89.0	463,624	88.26	22.99

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

Property Listing Office/Flex Properties
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 6/30/05 (%) (a)	2005 Base Rent ($000’s) (b) (c)	Percentage of Total Base Rent (%)	2005 Average Base Rent Per Sq. Ft. ($) (c) (d)

BURLINGTON COUNTY, NEW JERSEY
Burlington
3 Terri Lane	1991	64,500	82.5	456	0.09	8.57
5 Terri Lane	1992	74,555	91.7	611	0.12	8.94
Moorestown
2 Commerce Drive	1986	49,000	55.1	355	0.07	13.15
101 Commerce Drive	1988	64,700	100.0	275	0.05	4.25
102 Commerce Drive	1987	38,400	100.0	166	0.03	4.32
201 Commerce Drive	1986	38,400	75.0	183	0.03	6.35
202 Commerce Drive	1988	51,200	100.0	277	0.05	5.41
1 Executive Drive	1989	20,570	81.1	128	0.02	7.67
2 Executive Drive	1988	60,800	80.3	362	0.07	7.41
101 Executive Drive	1990	29,355	90.5	271	0.05	10.20
102 Executive Drive	1990	64,000	100.0	400	0.08	6.25
225 Executive Drive	1990	50,600	100.0	377	0.07	7.45
97 Foster Road	1982	43,200	100.0	203	0.04	4.70
1507 Lancer Drive	1995	32,700	0.0	119	0.02	0.0
1510 Lancer Drive	1998	88,000	100.0	328	0.06	3.73
1245 North Church Street	1998	52,810	100.0	396	0.08	7.50
1247 North Church Street	1998	52,790	100.0	338	0.06	6.40
1256 North Church Street	1984	63,495	100.0	390	0.07	6.14
840 North Lenola Road	1995	38,300	100.0	266	0.05	6.95
844 North Lenola Road	1995	28,670	74.9	143	0.03	6.66
915 North Lenola Road	1998	52,488	100.0	291	0.06	5.54
2 Twosome Drive	2000	48,600	100.0	391	0.07	8.05
30 Twosome Drive	1997	39,675	100.0	224	0.04	5.65
31 Twosome Drive	1998	84,200	100.0	471	0.09	5.59
40 Twosome Drive	1996	40,265	86.1	277	0.05	7.99
41 Twosome Drive	1998	43,050	77.7	222	0.04	6.64
50 Twosome Drive	1997	34,075	100.0	277	0.05	8.13

GLOUCESTER COUNTY, NEW JERSEY
West Deptford
1451 Metropolitan Drive	1996	21,600	100.0	148	0.03	6.85

MERCER COUNTY, NEW JERSEY
Hamilton Township
100 Horizon Center Boulevard	1989	13,275	100.0	156	0.03	11.75
200 Horizon Drive	1991	45,770	100.0	591	0.11	12.91
300 Horizon Drive	1989	69,780	100.0	1,135	0.22	16.27
500 Horizon Drive	1990	41,205	100.0	609	0.12	14.78

MONMOUTH COUNTY, NEW JERSEY
Wall Township
1325 Campus Parkway	1988	35,000	100.0	461	0.09	13.17
1340 Campus Parkway	1992	72,502	94.9	723	0.14	10.51
1345 Campus Parkway	1995	76,300	95.1	722	0.14	9.95
1433 Highway 34	1985	69,020	86.6	639	0.12	10.69
1320 Wyckoff Avenue	1986	20,336	100.0	178	0.03	8.75
1324 Wyckoff Avenue	1987	21,168	100.0	212	0.04	10.02

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

Property Listing Office/Flex Properties (continued)
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 6/30/05 (%) (a)	2005 Base Rent ($000’s) (b) (c)	Percentage of Total 2005 Base Rent (%)	2005 Average Base Rent Per Sq. Ft. ($) (c) (d)

PASSAIC COUNTY, NEW JERSEY
Totowa
1 Center Court	1999	38,961	100.0	534	0.10	13.71
2 Center Court	1998	30,600	85.3	305	0.06	11.69
11 Commerce Way	1989	47,025	100.0	544	0.10	11.57
20 Commerce Way	1992	42,540	85.9	513	0.10	14.04
29 Commerce Way	1990	48,930	100.0	599	0.11	12.24
40 Commerce Way	1987	50,576	100.0	685	0.13	13.54
45 Commerce Way	1992	51,207	64.5	233	0.04	7.05
60 Commerce Way	1988	50,333	100.0	580	0.11	11.52
80 Commerce Way	1996	22,500	88.7	303	0.06	15.18
100 Commerce Way	1996	24,600	100.0	331	0.06	13.46
120 Commerce Way	1994	9,024	100.0	100	0.02	11.08
140 Commerce Way	1994	26,881	88.8	299	0.06	12.53

Total New Jersey Office/Flex		2,277,531	92.4	18,797	3.56	8.93

WESTCHESTER COUNTY, NEW YORK
Elmsford
11 Clearbrook Road	1974	31,800	100.0	440	0.08	13.84
75 Clearbrook Road	1990	32,720	100.0	787	0.15	24.05
125 Clearbrook Road	2002	33,000	100.0	712	0.14	21.58
150 Clearbrook Road	1975	74,900	84.9	848	0.16	13.34
175 Clearbrook Road	1973	98,900	100.0	1,558	0.30	15.75
200 Clearbrook Road	1974	94,000	99.3	1,233	0.23	13.21
250 Clearbrook Road	1973	155,000	97.3	1,343	0.26	8.90
50 Executive Boulevard	1969	45,200	89.3	390	0.07	9.66
77 Executive Boulevard	1977	13,000	100.0	220	0.04	16.92
85 Executive Boulevard	1968	31,000	86.2	321	0.06	12.01
300 Executive Boulevard	1970	60,000	100.0	581	0.11	9.68
350 Executive Boulevard	1970	15,400	98.8	296	0.06	19.45
399 Executive Boulevard	1962	80,000	100.0	1,024	0.19	12.80
400 Executive Boulevard	1970	42,200	100.0	757	0.14	17.94
500 Executive Boulevard	1970	41,600	100.0	686	0.13	16.49
525 Executive Boulevard	1972	61,700	83.6	810	0.15	15.70
1 Westchester Plaza	1967	25,000	100.0	325	0.06	13.00
2 Westchester Plaza	1968	25,000	100.0	456	0.09	18.24
3 Westchester Plaza	1969	93,500	100.0	1,131	0.22	12.10
4 Westchester Plaza	1969	44,700	99.8	624	0.12	13.99
5 Westchester Plaza	1969	20,000	100.0	334	0.06	16.70
6 Westchester Plaza	1968	20,000	100.0	329	0.06	16.45
7 Westchester Plaza	1972	46,200	100.0	752	0.14	16.28
8 Westchester Plaza	1971	67,200	100.0	975	0.19	14.51
Hawthorne
200 Saw Mill River Road	1965	51,100	100.0	617	0.12	12.07
4 Skyline Drive	1987	80,600	100.0	1,501	0.29	18.62
5 Skyline Drive	1980	124,022	91.7	1,500	0.29	13.19
6 Skyline Drive	1980	44,155	100.0	603	0.11	13.66
8 Skyline Drive	1985	50,000	98.7	755	0.14	15.30
10 Skyline Drive	1985	20,000	84.4	219	0.04	12.97

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

Property Listing Office/Flex Properties (continued)
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 6/30/05 (%) (a)	2005 Base Rent ($000’s) (b) (c)	Percentage of Total 2005 Base Rent (%)	2005 Average Base Rent Per Sq. Ft. ($) (c) (d)

11 Skyline Drive	1989	45,000	100.0	806	0.15	17.91
12 Skyline Drive	1999	46,850	85.1	625	0.12	15.68
15 Skyline Drive	1989	55,000	54.7	1,141	0.22	37.93
Yonkers
100 Corporate Boulevard	1987	78,000	95.7	1,476	0.28	19.77
200 Corporate Boulevard South	1990	84,000	99.8	1,325	0.25	15.81
4 Executive Plaza	1986	80,000	89.8	1,177	0.22	16.38
6 Executive Plaza	1987	80,000	83.7	1,178	0.22	17.59
1 Odell Plaza	1980	106,000	99.9	1,462	0.28	13.81
3 Odell Plaza	1984	71,065	100.0	1,564	0.30	22.01
5 Odell Plaza	1983	38,400	99.6	650	0.12	17.00
7 Odell Plaza	1984	42,600	99.6	668	0.13	15.74

Total New York Office/Flex		2,348,812	95.5	34,199	6.49	15.25

FAIRFIELD COUNTY, CONNECTICUT
Stamford
419 West Avenue	1986	88,000	100.0	1,154	0.22	13.11
500 West Avenue	1988	25,000	100.0	460	0.09	18.40
550 West Avenue	1990	54,000	100.0	884	0.17	16.37
600 West Avenue	1999	66,000	100.0	849	0.16	12.86
650 West Avenue	1998	40,000	100.0	555	0.11	13.88

Total Connecticut Office/Flex		273,000	100.0	3,902	0.75	14.29

TOTAL OFFICE/FLEX PROPERTIES		4,899,343	94.3	56,898	10.80	12.32

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

Property Listing Industrial/Warehouse, Retail and Land Properties
Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 6/30/05 (%) (a)	2005 Base Rent ($000’s) (b) (c)	Percentage of Total 2005 Base Rent (%)	2005 Average Base Rent Per Sq. Ft. ($) (c) (d)

WESTCHESTER COUNTY, NEW YORK
Elmsford
1 Warehouse Lane	1957	6,600	100.0	81	0.02	12.27
2 Warehouse Lane	1957	10,900	100.0	138	0.03	12.66
3 Warehouse Lane	1957	77,200	100.0	324	0.06	4.20
4 Warehouse Lane	1957	195,500	96.7	2,194	0.42	11.61
5 Warehouse Lane	1957	75,100	97.1	984	0.19	13.49
6 Warehouse Lane	1982	22,100	100.0	512	0.10	23.17

Total Industrial/Warehouse Properties		387,400	97.8	4,233	0.82	11.18

WESTCHESTER COUNTY, NEW YORK
Tarrytown
230 White Plains Road	1984	9,300	100.0	195	0.04	20.97
Yonkers
2 Executive Boulevard	1986	8,000	100.0	150	0.03	18.75

Total Retail Properties		17,300	100.0	345	0.07	19.94

WESTCHESTER COUNTY, NEW YORK
Elmsford
700 Executive Boulevard	--	--	--	114	0.02	--
Yonkers
1 Enterprise Boulevard	--	--	--	143	0.03	--

Total Land Leases		--	--	257	0.05	--

TOTAL PROPERTIES		29,392,146	90.0	525,357	100.00	20.96

(a)

Percentage leased includes all leases in effect as of the period end date, some of which have commencement dates in the future and leases expiring June 30, 2005 aggregating 243,492 square feet (representing 0.8 percent of the Company’s total net rentable square footage) for which no new leases were signed.

(b)

Total base rent for the 12 months ended June 30, 2005, determined in accordance with generally accepted accounting principles (“GAAP”). Substantially all of the leases provide for annual base rents plus recoveries and escalation charges based upon the tenant’s proportionate share of and/or increases in real estate taxes and certain operating costs, as defined, and the pass through of charges for electrical usage.

(c)	Excludes space leased by the Company.
(d)

Base rent for the 12 months ended June 30, 2005, divided by net rentable square feet leased at June 30, 2005. For those properties acquired during the 12 months ended June 30, 2005, amounts are annualized, as per Note e.

(e)

As this property was acquired by the Company during the 12 months ended June 30, 2005, the amounts represented in 2005 base rent reflect only that portion of the year during which the Company owned the property. Accordingly, these amounts may not be indicative of the property’s full year results. For comparison purposes, the amounts represented in 2005 average base rent per sq. ft. for this property have been calculated by taking 2005 base rent for such property and annualizing these partial-year results, dividing such annualized amounts by the net rentable square feet leased at June 30, 2005. These annualized per square foot amounts may not be indicative of the property’s results had the Company owned such property for the entirety of the 12 months ended June 30, 2005.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

Significant Tenants

The following table sets forth a schedule of the Company’s 50 largest tenants for the Consolidated Properties as of June 30, 2005, based upon annualized base rents:

	Number of Properties	Annualized Base Rental Revenue ($) (a)	Percentage of Company Annualized Base Rental Revenue (%)	Square Feet Leased	Percentage Total Company Leased Sq. Ft. (%)	Year of Lease Expiration

Merrill Lynch	1	9,969,666	1.7	585,996	2.3	2012	(b)
New Cingular Wireless PCS, LLC	2	9,609,609	1.7	383,805	1.5	2013
Morgan Stanley D.W., Inc.	5	9,067,134	1.7	381,576	1.5	2013	(c)
Credit Suisse First Boston	1	8,863,783	1.6	271,953	1.0	2012	(d)
Prentice-Hall, Inc.	1	7,694,097	1.4	474,801	1.8	2014
Keystone Mercy Health Plan	2	7,684,827	1.4	303,149	1.2	2015
Forest Laboratories Inc.	2	6,961,107	1.3	202,857	0.8	2017	(e)
IBM Corporation	3	6,253,218	1.2	351,358	1.3	2010	(f)
Toys ‘R’ Us – NJ, Inc.	1	6,072,651	1.1	242,518	0.9	2012
Nabisco Inc.	3	6,066,357	1.1	340,746	1.3	2006	(g)
Allstate Insurance Company	10	5,924,077	1.1	264,550	1.0	2010	(h)
American Institute of Certified Public Accountants	1	5,817,181	1.1	249,768	1.0	2012
TD Waterhouse Investor Services, Inc.	1	5,508,238	1.0	184,222	0.7	2015
Garban LLC	1	5,360,393	1.0	148,025	0.6	2017
United States of America-GSA	6	4,951,022	0.9	154,953	0.6	2015	(i)
Lucent Technologies, Inc.	2	4,835,006	0.9	335,342	1.3	2006	(j)
KPMG, LLP	3	4,714,583	0.9	181,025	0.7	2012	(k)
AT&T Corp.	3	4,690,715	0.9	311,967	1.2	2014	(l)
National Union Fire Insurance	1	4,472,129	0.8	208,006	0.8	2012
National Financial Services	1	4,346,765	0.8	112,964	0.4	2012
Citigroup Global Markets, Inc.	6	4,320,928	0.8	168,430	0.6	2016	(m)
Bank of Tokyo-Mitsubishi Ltd.	1	4,228,795	0.8	137,076	0.5	2009
Vonage USA, Inc.	1	3,830,750	0.7	350,000	1.3	2017
Cendant Operations Inc.	1	3,773,775	0.7	150,951	0.6	2008
SSB Realty, LLC	1	3,321,051	0.6	114,519	0.4	2009
URS Greiner Woodward-Clyde	1	3,252,691	0.6	120,550	0.5	2011
Dow Jones & Company Inc.	3	3,163,123	0.6	96,873	0.4	2012	(n)
Montefiore Medical Center	4	3,105,400	0.6	144,457	0.6	2019	(o)
Lehman Brothers Holdings, Inc.	1	3,058,581	0.6	207,300	0.8	2010
SunAmerica Asset Management	1	2,680,409	0.5	69,621	0.3	2018
Sankyo Pharma Inc.	1	2,679,867	0.5	85,051	0.3	2012
Regus Business Centre Corp.	3	2,650,376	0.5	107,608	0.4	2011
United States Life Insurance Co.	1	2,520,000	0.5	180,000	0.7	2013
Barr Laboratories Inc.	2	2,450,087	0.5	109,510	0.4	2015	(p)
BT Harborside	1	2,340,000	0.4	90,000	0.3	2006
Moody’s Investors Service	1	2,290,374	0.4	79,537	0.3	2010	(q)
Lonza Inc.	1	2,236,200	0.4	89,448	0.3	2007
Merck & Company Inc.	2	2,194,759	0.4	97,396	0.4	2006
Computer Sciences Corporation	3	2,180,913	0.4	109,825	0.4	2007	(r)
Deloitte & Touche USA LLP	1	2,171,275	0.4	86,851	0.3	2007
Mellon HR Solutions LLC	1	2,098,380	0.4	69,946	0.3	2006
Nextel of New York Inc.	2	2,093,440	0.4	97,436	0.4	2014	(s)
Xerox Corporation	5	2,087,489	0.4	88,789	0.3	2010	(t)
High Point Safety & Insurance	1	2,073,570	0.4	88,237	0.3	2015
Movado Group Inc.	1	2,063,249	0.4	80,417	0.3	2013
GAB Robins North America, Inc.	1	1,932,512	0.4	75,049	0.3	2008
Prudential Insurance Company	1	1,898,143	0.4	75,174	0.3	2012
Bearingpoint Inc.	1	1,831,966	0.3	77,956	0.3	2011
Chase Manhattan Mortgage Company	1	1,797,040	0.3	68,766	0.3	2006
Prebon Yamane (USA) Inc.	1	1,740,042	0.3	75,654	0.3	2011

Totals		206,927,743	38.2	9,082,008	34.8

See footnotes on subsequent page.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

Significant Tenants

(Continued)

(a)

Annualized base rental revenue is based on actual June 2005 billings times 12. For leases whose rent commences after July 1, 2005, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(b)	407,485 square feet expire in 2007; 178,511 square feet expire in 2012.
(c)	19,500 square feet expire in 2008; 7,000 square feet expire in 2009; 48,906 square feet expire in 2010; 306,170 square feet expire in 2013.
(d)	190,000 square feet expire in 2011; 81,953 square feet expire in 2012.
(e)	22,785 square feet expire in 2010; 180,072 square feet expire in 2017.
(f)	85,000 square feet expire in 2005; 248,399 square feet expire in 2007; 17,959 square feet expire in 2010.
(g)	300,378 square feet expire in 2005; 40,368 square feet expire in 2006.
(h)	22,444 square feet expire in 2006; 93,541 square feet expire in 2007; 59,562 square feet expire in 2008; 22,185 square feet expire in 2009; 66,818 square feet expire in 2010.
(i)	3,735 square feet expire in 2005; 6,610 square feet expire in 2006; 4,950 square feet expire in 2007; 4,879 square feet expire in 2014; 134,779 square feet expire in 2015.
(j)	317,040 square feet expire in 2005; 18,302 square feet expire in 2006.
(k)	57,204 square feet expire in 2007; 46,440 square feet expire in 2009; 77,381 square feet expire in 2012.
(l)	4,786 square feet expire in 2007; 32,181 square feet expire in 2009; 275,000 square feet expire in 2014.
(m)	35,955 square feet expire in 2005; 19,668 square feet expire in 2007; 59,711 square feet expire in 2009; 26,834 square feet expire in 2014; 26,262 square feet expire in 2016.
(n)	4,561 square feet expire in 2006; 92,312 square feet expire in 2012.
(o)	19,000 square feet expire in 2007; 48,542 square feet expire in 2009; 5,850 square feet expire in 2014; 71,065 square feet expire in 2019.
(p)	20,000 square feet expire in 2007; 89,510 square feet expire in 2015.
(q)	43,344 square feet expire in 2009; 36,193 square feet expire in 2010.
(r)	82,850 square feet expire in 2006; 26,975 square feet expire in 2007.
(s)	62,436 square feet expire in 2010; 35,000 square feet expire in 2014.
(t)	5,000 square feet expire in 2005; 2,875 square feet expire in 2007; 1,500 square feet expire in 2008; 79,414 square feet expire in 2010.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

Schedule of Lease Expirations

All Consolidated Properties

The following table sets forth a schedule of lease expirations for the total of the Company’s office, office/flex, industrial/warehouse and stand-alone retail properties included in the Consolidated Properties beginning July 1, 2005, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2005 through 2007 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2005 (c)
NORTHEAST
Northern NJ	41	412,233	1.5	8,500,947	20.62	1.5
Central NJ	17	89,731	0.3	1,761,267	19.63	0.3
Westchester Co., NY	31	119,889	0.5	2,529,048	21.09	0.4
Sub. Philadelphia	21	151,153	0.6	2,876,160	19.03	0.5
Fairfield, CT	6	39,276	0.2	961,815	24.49	0.2
Washington, DC/MD	5	61,490	0.2	1,903,233	30.95	0.4
Dutchess/Nassau/Rockland Co., NY	5	18,222	0.1	424,464	23.29	0.1
OTHER
Colorado	8	134,755	0.5	1,339,198	9.94	0.3
San Francisco	48	14,989	0.1	420,111	28.03	0.1

TOTAL – 2005	182	1,041,738	4.0	20,716,243	19.89	3.8

2006
NORTHEAST
Northern NJ	98	819,478	3.1	18,651,581	22.76	3.5
Central NJ	43	318,778	1.2	7,251,705	22.75	1.3
Westchester Co., NY	113	429,360	1.7	8,763,840	20.41	1.6
Sub. Philadelphia	61	616,215	2.4	10,615,212	17.23	2.0
Fairfield, CT	19	61,358	0.2	1,557,741	25.39	0.3
Washington, DC/MD	2	6,288	(d)	183,598	29.20	(d)
Dutchess/Nassau/Rockland Co., NY	6	13,476	0.1	366,259	27.18	0.1
OTHER
Colorado	23	135,356	0.5	1,838,074	13.58	0.3
San Francisco	54	52,249	0.2	1,967,714	37.66	0.4

TOTAL – 2006	419	2,452,558	9.4	51,195,724	20.87	9.5

2007
NORTHEAST
Northern NJ	78	1,222,544	4.7	27,351,968	22.37	5.0
Central NJ	40	240,417	0.9	5,798,614	24.12	1.1
Westchester Co., NY	108	585,225	2.2	10,315,302	17.63	1.9
Sub. Philadelphia	43	317,847	1.2	5,705,739	17.95	1.1
Fairfield, CT	25	142,793	0.6	3,419,562	23.95	0.6
Washington, DC/MD	4	22,380	0.1	549,428	24.55	0.1
Dutchess/Nassau/Rockland Co., NY	11	40,874	0.2	1,030,132	25.20	0.2
OTHER
Colorado	25	162,864	0.6	2,018,064	12.39	0.4
San Francisco	30	16,609	0.1	504,388	30.37	0.1

TOTAL – 2007	364	2,751,553	10.6	56,693,197	20.60	10.5

Schedule continued, with footnotes, on subsequent page.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

Schedule of Lease Expirations

All Consolidated Properties (continued)

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2008	390	3,157,120	12.1	58,521,702	18.54	10.8

2009	325	2,266,793	8.7	49,004,719	21.62	9.0

2010	330	2,848,322	10.9	54,971,577	19.30	10.1

2011	167	2,534,749	9.7	56,485,284	22.28	10.4

2012	120	2,049,397	7.9	46,397,884	22.64	8.6

2013	85	1,745,236	6.7	38,647,572	22.14	7.1

2014	41	1,149,804	4.4	25,035,848	21.77	4.6

2015	62	2,486,822	9.5	51,564,014	20.73	9.5

2016 and thereafter	43	1,589,614	6.1	32,967,750	20.74	6.1

Totals/Weighted
Average	2,528	26,073,706	100.0	542,201,514	20.79	100.0

(a)

Includes office, office/flex, industrial/warehouse and stand-alone retail property tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

(b)

Annualized base rental revenue is based on actual June 2005 billings times 12. For leases whose rent commences after July 1, 2005, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes leases expiring June 30, 2005 aggregating 243,492 square feet and representing annualized rent of $4,141,982 for which no new leases were signed.
(d)	Represents less than 0.05 percent.
(e)	Reconciliation to Company’s total net rentable square footage is as follows:

Square Feet
Square footage leased to commercial tenants	26,073,706

Square footage used for corporate offices, management offices,

building use, retail tenants, food services, other ancillary
service tenants and occupancy adjustments	383,917
Square footage unleased	2,934,523
Total net rentable square footage (does not include land leases)	29,392,146

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

Schedule of Lease Expirations

Office Properties

The following table sets forth a schedule of lease expirations for the office properties beginning July 1, 2005, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2005 through 2007 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2005 (c)
NORTHEAST
Northern NJ	38	394,559	1.8	8,286,539	21.00	1.7
Central NJ	14	55,466	0.3	1,312,818	23.67	0.3
Westchester Co., NY	20	60,171	0.3	1,620,817	26.94	0.3
Sub. Philadelphia	13	101,768	0.5	2,509,032	24.65	0.5
Fairfield, CT	6	39,276	0.2	961,815	24.49	0.2
Washington, DC/MD	5	61,490	0.3	1,903,233	30.95	0.4
Dutchess/Nassau/Rockland Co., NY	5	18,222	0.1	424,464	23.29	0.1
OTHER
Colorado	8	134,755	0.6	1,339,198	9.94	0.3
San Francisco	48	14,989	0.1	420,111	28.03	0.1

TOTAL – 2005	157	880,696	4.2	18,778,027	21.32	3.9

2006
NORTHEAST
Northern NJ	92	760,308	3.6	17,845,492	23.47	3.8
Central NJ	38	290,348	1.4	6,875,577	23.68	1.4
Westchester Co., NY	73	260,670	1.2	5,992,976	22.99	1.2
Sub. Philadelphia	44	357,342	1.7	8,608,250	24.09	1.8
Fairfield, CT	17	49,658	0.2	1,323,741	26.66	0.3
Washington, DC/MD	2	6,288	(d)	183,598	29.20	(d)
Dutchess/Nassau/Rockland Co., NY	6	13,476	0.1	366,259	27.18	0.1
OTHER
Colorado	23	135,356	0.6	1,838,074	13.58	0.4
San Francisco	54	52,249	0.3	1,967,714	37.66	0.4

TOTAL – 2006	349	1,925,695	9.1	45,001,681	23.37	9.4

2007
NORTHEAST
Northern NJ	72	1,166,763	5.5	26,564,918	22.77	5.6
Central NJ	37	227,747	1.1	5,641,053	24.77	1.2
Westchester Co., NY	61	154,958	0.7	4,349,042	28.07	0.9
Sub. Philadelphia	28	206,068	1.0	4,890,504	23.73	1.0
Fairfield, CT	24	125,030	0.6	3,095,387	24.76	0.6
Washington, DC/MD	4	22,380	0.1	549,428	24.55	0.1
Dutchess/Nassau/Rockland Co., NY	11	40,874	0.2	1,030,132	25.20	0.2
OTHER
Colorado	25	162,864	0.8	2,018,064	12.39	0.4
San Francisco	30	16,609	0.1	504,388	30.37	0.1

TOTAL – 2007	292	2,123,293	10.1	48,642,916	22.91	10.1

Schedule continued, with footnotes, on subsequent page.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

Schedule of Lease Expirations

Office Properties (continued)

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2008	304	2,271,693	10.8	49,677,270	21.87	10.4

2009	267	1,733,809	8.2	42,026,490	24.24	8.8

2010	255	1,990,219	9.5	43,857,311	22.04	9.2

2011	137	2,198,412	10.5	51,874,551	23.60	10.8

2012	91	1,769,731	8.4	42,423,116	23.97	8.8

2013	67	1,525,575	7.2	35,327,148	23.16	7.4

2014	33	1,059,660	5.0	23,592,646	22.26	4.9

2015	49	2,324,671	11.0	49,577,573	21.33	10.3

2016 and thereafter	31	1,259,040	6.0	28,997,845	23.03	6.0

Totals/Weighted
Average	2,032	21,062,494	100.0	479,776,574	22.78	100.0

(a)	Includes office tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(b)

Annualized base rental revenue is based on actual June 2005 billings times 12. For leases whose rent commences after July 1, 2005, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes leases expiring June 30, 2005 aggregating 223,542 square feet and representing annualized rent of $3,922,027 for which no new leases were signed.
(d)	Represents less than 0.05 percent.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

Schedule of Lease Expirations

Office/Flex Properties

The following table sets forth a schedule of lease expirations for the office/flex properties beginning July 1, 2005, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2005 through 2007 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2005 (c)
Northern NJ	3	17,674	0.4	214,408	12.13	0.4
Central NJ	3	34,265	0.7	448,449	13.09	0.8
Westchester Co., NY	11	59,718	1.3	908,231	15.21	1.5
Sub. Philadelphia	8	49,385	1.1	367,128	7.43	0.6
Fairfield, CT	-	-	-	-	-	-

TOTAL – 2005	25	161,042	3.5	1,938,216	12.04	3.3

2006
Northern NJ	6	59,170	1.3	806,089	13.62	1.4
Central NJ	5	28,430	0.6	376,128	13.23	0.6
Westchester Co., NY	40	168,690	3.7	2,770,864	16.43	4.8
Sub. Philadelphia	17	258,873	5.5	2,006,962	7.75	3.5
Fairfield, CT	2	11,700	0.3	234,000	20.00	0.4

TOTAL – 2006	70	526,863	11.4	6,194,043	11.76	10.7

2007
Northern NJ	6	55,781	1.2	787,050	14.11	1.3
Central NJ	3	12,670	0.3	157,561	12.44	0.3
Westchester Co., NY	44	417,617	9.0	5,747,305	13.76	9.9
Sub. Philadelphia	15	111,779	2.4	815,235	7.29	1.4
Fairfield, CT	1	17,763	0.4	324,175	18.25	0.6

TOTAL – 2007	69	615,610	13.3	7,831,326	12.72	13.5

2008	83	794,058	17.2	8,373,055	10.54	14.4

2009	52	474,701	10.3	5,994,504	12.63	10.3

2010	74	830,103	18.0	10,820,266	13.03	18.6

2011	29	328,737	7.1	4,519,533	13.75	7.8

2012	29	279,666	6.1	3,974,768	14.21	6.9

2013	11	164,425	3.6	2,644,332	16.08	4.6

2014	8	90,144	1.9	1,443,202	16.01	2.5

2015	13	162,151	3.5	1,986,441	12.25	3.4

2016 and thereafter	9	187,492	4.1	2,346,544	12.52	4.0

Totals/Weighted
Average	472	4,614,992	100.0	58,066,230	12.58	100.0

(a)	Includes office/flex tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(b)

Annualized base rental revenue is based on actual June 2005 billings times 12. For leases whose rent commences after July 1, 2005, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes leases expiring June 30, 2005 aggregating 19,950 square feet and representing annualized rent of $219,955 for which no new leases were signed.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005

Schedule of Lease Expirations

Industrial/Warehouse Properties

The following table sets forth a schedule of lease expirations for the industrial/warehouse properties beginning July 1, 2005, assuming that none of the tenants exercise renewal or termination options. All industrial/warehouse properties are located in the Westchester County, NY market:

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2007	3	12,650	3.3	218,955	17.31	5.5

2008	3	91,369	24.1	471,377	5.16	11.9

2009	5	48,983	12.9	788,725	16.10	19.9

2010	1	28,000	7.4	294,000	10.50	7.4

2011	1	7,600	2.0	91,200	12.00	2.3

2013	7	55,236	14.6	676,092	12.24	17.1

2016 and thereafter	2	135,082	35.7	1,418,361	10.50	35.9

Totals/Weighted
Average	22	378,920	100.0	3,958,710	10.45	100.0

(a)	Includes industrial/warehouse tenants only. Excludes leases for amenity, retail, parking and month-to-month industrial/warehouse tenants. Some tenants have multiple leases.
(b)

Annualized base rental revenue is based on actual June 2005 billings times 12. For leases whose rent commences after July 1, 2005, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, the historical results may differ from those set forth above.

Stand-Alone Retail Properties

The following table sets forth a schedule of lease expirations for the stand-alone retail properties beginning July 1, 2005, assuming that none of the tenants exercise renewal or termination options. All stand-alone retail properties are located in the Westchester County, NY market:

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2009	1	9,300	53.8	195,000	20.97	48.8

2016 and thereafter	1	8,000	46.2	205,000	25.62	51.2

Totals/Weighted
Average	2	17,300	100.0	400,000	23.12	100.0

(a)	Includes stand-alone retail property tenants only.
(b)

Annualized base rental revenue is based on actual June 2005 billings times 12. For leases whose rent commences after July 1, 2005, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

Mack-Cali Realty Corporation

Supplemental Operating and Financial Data for the Quarter Ended June 30, 2005